111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2025

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”).

Fund	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	--	--
Harbor Core Plus Fund	HBFRX	HABDX	HRBDX	--
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Compounders Fund	HNICX	HSICX	--	HVICX
Harbor International Core Fund	HAORX	HAOSX	HAOAX	HAONX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. Harbor Capital Advisors, Inc. (the “Advisor”) serves as investment adviser with respect to the Funds, and may employ one or more investment subadvisers (each, a “Subadvisor”), in managing the Funds, as described in the applicable prospectus.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Fund dated March 1, 2025, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborcapital.com, in the respective Fund’s Annual and Semi-Annual reports to shareholders and in Form N-CSR. Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual and Semi-Annual Reports and other documents containing the Funds’ audited financial statements, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. The financial statements of the Funds as of and for the period ended October 31, 2024, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is an open-end, management investment company with an investment objective that it pursues through the investment policies and techniques described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the investment policies contained in the Prospectus. Each Fund is diversified, except for Harbor International Compounders Fund, which is non-diversified.

Investment Policies

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Diversified International All Cap Fund	Harbor International Fund
Asset Classes
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Asset-Backed Securities			✓	✓
Loan Originations, Participations and Assignments		✓	✓	✓
Structured Products			✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy		✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure		✓	✓	✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Non-Diversified Status
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

Investment Policies

	Harbor International Compounders Fund	Harbor International Core Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
Asset Classes
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓	✓
Asset-Backed Securities
Loan Originations, Participations and Assignments
Structured Products
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓	✓	✓
Event-Linked Exposure
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Non-Diversified Status	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓	✓

Investment Policies

The investment policies below are applicable to each Fund as indicated in the preceding table. Unless otherwise noted, each Fund may make the types of investments, and is subject to the types of risks, described in each applicable investment policy.

ASSET CLASSES
Equities and Equity-Related Securities
Equity securities represent ownership in a company. Holders of equity securities have a claim on the company’s assets and earnings and may benefit from price appreciation and, in some cases, dividends. Investing in equity securities carries risks such as market volatility, company-specific challenges, and the potential for dividend cuts or dilution
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights. In the case of Harbor Core Plus Fund and Harbor Core Bond Fund, investments in preferred stocks are limited to 10% of each Fund’s total assets.
TRUST-PREFERRED SECURITIES
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund.

Investment Policies

Equities and Equity-Related
Securities —
Continued
REAL-ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Non-listed REITs entail additional risks.
Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and, as such, are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
The Internal Revenue Code of 1986, as amended (the “Code”), requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital. Because REITs do not provide information on the taxability of their distributions until after the calendar year end, a Fund investing in REITs may distribute its tax statements to shareholders later than a Fund that does not make such investments.
RIGHTS AND WARRANTS
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.
Low Exercise Price Warrant (“LEPW’). LEPWs are used to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the

Investment Policies

Equities and Equity-Related
Securities —
Continued
underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.
INITIAL PUBLIC OFFERINGS (“IPOs”)
The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
SPECIAL PURPOSE ACQUISITION COMPANIES
Special Purpose Acquisition Company (“SPAC”). A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an

Investment Policies

Equities and Equity-Related
Securities —
Continued
unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
PARTNERSHIP SECURITIES
Partnership securities include securities issued by publicly traded partnerships, master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Partnership securities also include relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
MARKET CAPITALIZATION
The market capitalizations of the companies in which the Fund invests may impact the volatility and returns of those investments. Subject to the principal investment strategy set forth in the Prospectus, the Fund’s allocation across or within different market capitalizations may vary based on market conditions.

Investment Policies

Equities and Equity-Related
Securities —
Continued
Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Mid-capitalization companies may provide higher growth potential but may involve greater risk and volatility relative to larger companies.
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Fixed Income Securities
Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadvisor and/or the Advisor, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.
CORPORATE DEBT SECURITIES
Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration, and yield.
U.S. GOVERNMENT SECURITIES
U.S. government securities include debt instruments issued by the U.S. Department of the Treasury to raise capital for government operations. Key types include:
■
Treasury Bills (T-Bills): Short-term securities with maturities of one year or less, sold at a discount and redeemed at face value.
■
Treasury Notes (T-Notes): Medium-term securities with maturities of 2 to 10 years, paying semi-annual interest.
■
Treasury Bonds (T-Bonds): Long-term securities with maturities greater than 10 years, also paying semi-annual interest.
■
Treasury Inflation-Protected Securities (TIPS): Bonds that adjust with inflation, providing protection against rising prices.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
Securities, such as notes and bonds, are also issued by various agencies of the U.S. government and instrumentalities that have been established or sponsored by the U.S. government. Such securities, even those that are guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed

Investment Policies

Fixed Income
Securities — Continued
by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.
MUNICIPAL BONDS
Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to

Investment Policies

Fixed Income
Securities — Continued
be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. The Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.
CONVERTIBLE SECURITIES
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Fund, in the event that it holds such an instrument) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Investment Policies

Fixed Income
Securities — Continued
INFLATION-INDEXED SECURITIES
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INTERNATIONAL DEBT SECURITIES
Sovereign Debt Obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.  Harbor Core Bond Fund and Harbor Core Plus Fund may only invest in U.S. dollar denominated sovereign debt obligations.

Investment Policies

Fixed Income
Securities — Continued
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
ADDITIONAL CONSIDERATIONS WITH FIXED INCOME SECURITIES
VARIABLE AND FLOATING RATES
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.
CREDIT QUALITY
Credit quality in fixed-income investments refers to the issuer’s ability to meet its financial obligations, including paying interest and repaying principal. It is typically assessed through credit ratings assigned by ratings agencies, with higher indicating lower risk of default and lower ratings signaling higher risk.
Additional Risks Associated with Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

Investment Policies

Fixed Income
Securities — Continued
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. A less liquid secondary market may also make it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on credit analysis by the Fund’s Subadvisor and/or the Advisor, as applicable, than would be the case with investments in investment-grade debt obligations. The Subadvisor and/or the Advisor, as applicable, employs their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisor and/or the Advisor, as applicable,

Investment Policies

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Securities — Continued
monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed. There can be no assurance that such analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DURATION
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund. Please refer to the Prospectus for information about whether the Fund focuses on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years—two points; and so on. To the extent the Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.
LOAN ORIGINATIONS, PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.

Investment Policies

Fixed Income
Securities — Continued
The Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless the Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Subadvisor and/or the Advisor, as applicable, believes to be a fair price and, as a result, the Fund’s ability to meet redemption obligations may be impaired. Thus, the Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments

Investment Policies

Fixed Income
Securities — Continued
is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restrictions relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Fund relies on the research of its Subadvisor and/or the Advisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Delayed Funding and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadvisor and/or the Advisor, as applicable,. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.
The Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The use of repurchasing agreements involves leverage. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Investment Policies

Fixed Income Securities – Asset-Backed Securities
ASSET-BACKED SECURITIES
Asset-backed securities are financial instruments created by pooling a group of financial assets (such as loans, receivables, auto loans or mortgages) and issuing securities backed by the cash flows generated from those assets. Investors receive payments based on the performance of the underlying asset pool.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a type of asset-backed security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a type of asset-backed security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”
Mortgage-Backed Securities. A mortgage-backed security is a type of asset-backed security created by pooling together a group of mortgage loans and issuing securities that are backed by the payments made on those loans. Investors in mortgage-backed securities receive periodic payments based on the interest and principal payments from the underlying mortgages. Mortgage-backed securities can be classified into different types, such as residential (“RMBS”) and commercial (“CMBS”), depending on the type of mortgage loans backing them. The intervals at which payments of principal and interest are paid vary; some make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond) whereas others make payments of both principal and interest at a variety of intervals. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.

Investment Policies

Fixed Income Securities –
Asset-Backed
Securities — Continued
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadvisor and/or the Advisor, as applicable, determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Collateralized Mortgage Obligation (“CMO”). A CMO is a type of mortgage-backed security that divides the underlying mortgage pool into different tranches, each with varying levels of risk, return, and maturity. These tranches allow investors to select the level of risk they are comfortable with, with senior tranches receiving payments first and junior tranches paid later. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a type of special purpose vehicle used to pool mortgage loans and issue multiple classes of securities backed by those mortgages. REMICs allow for the creation of various tranches with different risk and return profiles, similar to CMOs. The structure provides tax advantages by allowing the REMIC to pass income from the mortgage pool to investors without being taxed at the entity level. REMICs are commonly used in the securitization of both residential and commercial mortgage loans.
Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadvisor and/or the Advisor, as applicable, may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
Reverse Mortgage-Related Securities. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the

Investment Policies

Fixed Income Securities –
Asset-Backed
Securities — Continued
home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans.
Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Other. Other types of asset-backed securities may be developed in the future, and the Fund may invest in them if the Subadvisor and/or the Advisor, as applicable, determines they are consistent with the Fund’s investment objectives and policies.
RISK FACTORS ASSOCIATED WITH ASSET-BACKED SECURITIES
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Changes in interest rates can impact the value of asset-backed securities, particularly if the securities have long maturities or are subject to prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Prepayment rates are also influenced by a variety of economic, geographic, social and other factors and cannot be predicted with certainty.
Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, asset-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.
Underlying borrowers may default on their loans, reducing the expected cash flows. Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would

Investment Policies

Fixed Income Securities –
Asset-Backed
Securities — Continued
acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.
Some asset-backed securities may be illiquid or difficult to trade in secondary markets, especially if they are complex or have low ratings. The values of asset-backed securities may also change due to shifts in the market’s perception of issuers. In addition, changes in regulations or legal issues could affect the performance or structure of asset-backed securities. In addition, the servicer managing the underlying assets may fail to properly collect payments or manage the asset pool.
MORTGAGE “DOLLAR ROLL” TRANSACTIONS
Mortgage “dollar roll” transactions are permitted with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Fixed Income Securities – Loan Originations, Participations and Assignments
LOAN ORIGINATIONS, PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
The Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless the Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.

Investment Policies

Fixed Income Securities –
Loan Originations,
Participations and
Assignments — Continued
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Subadvisor and/or the Advisor, as applicable, believes to be a fair price and, as a result, the Fund’s ability to meet redemption obligations may be impaired. Thus, the Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restrictions relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Fund relies on the research of its Subadvisor and/or the Advisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
DELAYED FUNDING AND REVOLVING CREDIT FACILITIES
Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Investment Policies

Fixed Income Securities –
Loan Originations,
Participations and
Assignments — Continued
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Fixed Income Securities – Structured Products
STRUCTURED PRODUCTS
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Core Bond Fund and Harbor Core Plus Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
CREDIT-LINKED SECURITIES
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Investment Policies

Fixed Income Securities –
Structured Products —
Continued
STRUCTURED NOTES AND INDEXED SECURITIES
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadvisor and/or the Advisor, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES
The Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more

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difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (P-3 for Harbor Core Plus Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

DERIVATIVE INSTRUMENTS
Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities,  reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadvisor and/or the Advisor, as applicable, will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the expectations of the Subadvisor and/or the Advisor, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
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Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
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Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
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Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
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Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value. Derivatives also can create the risk that the Fund will need to make ongoing margin and settlement payments required under the transaction.
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Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
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Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

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Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
Rule 18f-4 prescribes parameters for the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. Provided that Harbor Large Cap Value Fund, Harbor Core Bond Fund and Harbor Core Plus Fund are not authorized to engage in options transactions on currency; and Harbor International Fund is not authorized to engage in options transactions on currencies for speculative purposes, the Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

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The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadvisor and/or the Advisor, as applicable,. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. Harbor Large Cap Value Fund, Harbor Core Bond Fund and Harbor Core Plus Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund is not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts. The Fund may also purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the CFTC.
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

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Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadvisor and/or the Advisor, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor and/or the Advisor, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the ability of the Subadvisor and/or the Advisor, as applicable, to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor and/or Subadvisor, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.

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SWAPS, CAPS, FLOORS AND COLLARS
Each of Harbor Convertible Securities Fund, Harbor Core Bond Fund and Harbor Core Plus Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. Harbor International Compounders Fund may enter into swaps, caps, floors, and collars to seek to achieve its investment objective. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Each Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor International Compounders Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.

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HEDGING AND OTHER STRATEGIES
The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.
On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
HYBRID INSTRUMENTS
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because

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they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Position limits adopted by the CFTC may in the future limit the Fund’s ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

TRANSACTIONS INVOLVING FOREIGN MARKETS
Foreign Securities
The Fund may invest in equity, debt, or other securities of foreign issuers. Generally, foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. The Fund’s Subadvisor and/or the Advisor, as applicable, is responsible for determining whether a particular issuer would be considered a foreign market issuer.
RISKS ASSOCIATED WITH FOREIGN SECURITIES
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for investment companies. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Fund’s Subadvisor and/or the Advisor, as applicable, has evaluated the political risk associated with an investment in a particular country.

Investment Policies

Foreign Securities —
Continued
Investing in securities of non-U.S. companies may entail additional risks, especially in emerging countries, due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ADDITIONAL RISKS ASSOCIATED WITH EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Subadvisor and/or the Advisor, as applicable, to evaluate local companies or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited

Investment Policies

Foreign Securities —
Continued
from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.
In addition, because of ongoing regional armed conflict in Europe, including an ongoing large-scale invasion of Ukraine by Russia that commenced in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
ACCESSING FOREIGN MARKETS
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”).
ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange, though may be traded over the counter. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. GDRs are traded in markets outside the U.S. and are denominated in various currencies. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. EDRs are typically traded on European exchanges.
Depositary receipts can be less expensive and more convenient than purchasing stocks in foreign markets. Risks associated with depositary receipts include liquidity risk as some depositary receipts may be thinly traded, currency risk due to fluctuations in exchange rates, issuer risk at the underlying company and custodial risk if the depositary bank fails to properly manage the underlying securities. They may also carry administrative fees, which are paid by the Fund.
Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. P-Notes provide economic exposure to markets where holding an underlying security is not feasible. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity.
Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Investment Policies

Foreign Securities —
Continued
Investing Through Stock Connect. The China-Hong Kong Stock Connect program (“Stock Connect”) is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in eligible securities, such as China A-Shares (“Stock Connect Securities”).
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Variable Interest Entities. The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Foreign Securities – Foreign Currency Transactions
FOREIGN CURRENCY TRANSACTIONS
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund.

Investment Policies

Foreign Securities –
Foreign Currency
Transactions — Continued
Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Harbor International Small Cap Fund, Harbor Core Plus Fund, Harbor Convertible Securities Fund and Harbor International Compounders Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When the Subadvisor and/or the Advisor, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor International Small Cap Fund, Harbor Core Plus Fund, Harbor Convertible Securities Fund and Harbor International Compounders Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadvisor and/or the Advisor, as applicable, determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Harbor International Small Cap Fund and Harbor Core Plus Fund may also purchase and sell forward contracts for non-hedging purposes when the respective Subadvisor anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadvisor and/or the Advisor, as applicable. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

Investment Policies

Foreign Securities –
Foreign Currency
Transactions — Continued
Using forward contracts to protect the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.
While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

ADDITIONAL STRATEGIES AND TECHNIQUES
80 Percent Investment Policy
The Fund is subject to an 80% investment policy, as set forth in its Prospectus. The Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ notice to its shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in a Fund’s 80% policy will be counted for purposes of the policy.

Borrowing
Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ESG Considerations
The incorporation of environmental, social and/or governance (“ESG”) considerations in the investment process may cause the Subadvisor and/or the Advisor, as applicable, to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Subadvisor and/or the Advisor, as applicable, is dependent on available information to assist in the ESG evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Event-Linked Exposure
Event-linked exposure may be obtained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish

Investment Policies

Event-Linked Exposure —
Continued
a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Forward Commitments and When-Issued Securities
Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if each Fund’s Subadvisor and/or the Advisor, as applicable, deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
Recently finalized FINRA rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Investment Policies

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to the Fund. The Board of Trustees has delegated to the Advisor and Subadvisors the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market.
The Fund may invest in two or more investment companies that do not make consistent investment decisions. One may buy the same security that another is selling. An investor in the Fund would indirectly bear the costs of both trades without achieving any investment purpose.
Investments by the Fund in shares of other investment companies are subject to the limitations of the Investment Company Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the Investment Company Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule.
If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the Investment Company Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Non-Diversified Status
A non-diversified Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Investment Policies

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the 1933 Act prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Advisor decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Temporary Defensive Positions
The Fund may temporarily depart from its normal investment policies and strategies when it is believed by the Subadvisor and/or the Advisor, as applicable, that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadvisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Investment Policies

ADDITIONAL OPERATIONAL AND REGULATORY CONSIDERATIONS
Commodity Pool Operator Status
The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association.  However, the Advisor with respect to the Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Advisor is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to the Funds. Because the Advisor intends to operate the Funds in a manner that would permit each to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Advisor becomes unable to rely on the exclusion and operates the Fund subject to CFTC regulation, the Fund may incur additional expenses.

Cybersecurity Risks
As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting the Fund, the Trust, the Advisor, the Subadvisor, if applicable, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.

Investment Policies

Regulatory Risk and Other
Market Events —
Continued
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to a Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, each Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)
(except for Harbor International Compounders Fund) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and with respect to Harbor Convertible Securities Fund, shares of other investment companies;
(2)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with each Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);
(5)
issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
(except for Harbor Convertible Securities Fund) invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
With respect to fundamental investment restrictions no. 2 and no. 5, the Investment Company Act generally permits a Fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose and up to 5% of its total assets from banks or other lenders for temporary purposes. A loan is deemed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

In the event that asset coverage (as defined in the Investment Company Act) for a Fund’s borrowings at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Investment Restrictions

Fundamental Investment
Restrictions — Continued

With respect to fundamental investment restriction no. 5, Rule 18f-4 provides an exemption from the Investment Company Act’s prohibitions on the issuance of senior securities for derivatives transactions and certain other transactions involving future payment obligations, subject to certain conditions. See the discussion of Rule 18f-4 under “Derivative Instruments” in this Statement of Additional Information.
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.  In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in exchange-traded products backed by or linked to physical commodities, commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, each Fund may not:
(a)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% of the Fund’s net assets in illiquid investments; or

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds, Harbor Funds II and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (1963) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Co-Chair (2024-Present) and Trustee (2022-Present), Root Capital; Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-2024); Trustee, Adventure Scientists (conservation nonprofit) (2020-2024).	44	None
Donna J. Dean (1951) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	44	None
Robert Kasdin (1958) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Trustee, Barnard College (2023-Present); and Director, The Y in Central Maryland (2018-2022).	44	Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (1952) Trustee	Since 2017
Member, Independent Directors Council, Governing Council (2023-present);
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief
Legal Officer, Asset Management, and Vice President and Corporate Counsel,
Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer,
Prudential Investment Management, Inc., and Chief Legal Officer, Prudential
Investments and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and Chief
Legal Officer, Mutual Funds, Prudential Insurance Company of America
(2004-2005); Member, Management Committee (2000-2002), General Counsel
and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002);
and Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – 2023).
			44	None
Douglas J. Skinner (1961) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-2024), Interim Dean (2016-2017), University of Chicago Booth School of Business.	44	None
Ann M. Spruill (1954) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee (2000-2020) and Chair of Global Public Equities (2014-2020), Museum of Fine Arts, Boston; and Trustee, Financial Accounting Foundation (2014-2020).	44	None
Landis Zimmerman (1959) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- Present); Member, Frederick Gunn School Investment Committee (2023- Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-2023); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	44	None

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (1969)* Chairman, Trustee and President	Since 2017
President (2017-Present), Harbor Funds; President (2021-Present), Harbor
ETF Trust; President (2022-Present), Harbor Funds II; Director (2007-Present),
Chief Executive Officer (2017-Present), President and Chief Operating Officer
(2017), Executive Vice President and General Counsel (2004-2017), and Chief
Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and
Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-
Present) and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Director (2007-Present), Chief Executive Officer (2017-Present), Chief
Compliance Officer (2007-2017; 2023-Present), and Executive Vice President
(2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust
(2021-Present).
			44	None

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (1979) Chief Legal Officer, Chief Compliance Officer	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present) and Chief Compliance Officer
(2024), Senior Vice President and Deputy General Counsel (2022-2023), Senior Vice President and Assistant
General Counsel (2020-2022), and Vice President and Assistant General Counsel (2017-2020), Harbor Capital
Advisors, Inc.; Director, Vice President, and Secretary (2023-Present) and Chief Compliance Officer (2024),
Harbor Services Group, Inc.; Director and Vice President (2020-Present) and Chief Compliance Officer
(2024), Harbor Trust Company, Inc.; Chief Legal Officer and Chief Compliance Officer (2023-Present), Secretary
(2017-2024), Harbor Funds; Chief Legal Officer and Chief Compliance Officer (2023-Present), Secretary
(2021-2024), Harbor ETF Trust; and Chief Legal Officer and Chief Compliance Officer (2023-Present) and
Secretary (2023-2024), Harbor Funds II.

John M. Paral (1968) Treasurer	Since 2022
Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration
and Analysis (2017-2022), Vice President (2012-2022) and Financial Reporting Manager (2007-2017), Harbor
Capital Advisors, Inc.; Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor Funds; Treasurer
(2022-Present) and Assistant Treasurer (2021-2022), Harbor ETF Trust; and Treasurer (2023-Present), Harbor
Funds II.

Gregg M. Boland (1963) Vice President and AML Compliance Officer	Since 2022 (through March 31, 2025)
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President
(2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015),
Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present),
Harbor Funds Distributors, Inc.; Vice President, Harbor Funds (2019-Present) and Vice President (2021-Present),
Harbor ETF Trust; and Vice President and AML Compliance Officer (2023-Present), Harbor Funds II.

Ryan Elve (1983) Vice President and AML Compliance Officer	Effective April 1, 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present),
Harbor Services Group, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor Funds;
AML Compliance Officer (2025-Present), Harbor Trust Company, Inc.; Vice President and AML Compliance
Officer (2025-Present), Harbor ETF Trust; Vice President and AML Compliance Officer (2025-Present), Harbor
Funds II; and Vice President (2012-2025), Harbor Services Group, Inc.

Walt O. Breuninger (1978) Vice President	Since 2024
Senior Vice President and Chief Compliance Officer (2024-Present), Compliance Director (2023-2024), Harbor
Capital Advisors, Inc.; Chief Compliance Officer (2024-Present), Harbor Services Group, Inc.; Chief Compliance
Officer (2024-Present), Harbor Trust Company, Inc.; Vice President (2024-Present), Harbor Funds; Vice
President (2024-Present), Harbor Funds II; Vice President (2024-Present), Harbor ETF Trust; and Compliance
Director, Head of US Discretionary Advice Compliance (2019-2023), The Vanguard Group, Inc

Kristof M. Gleich (1979) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020-Present), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; Vice President (2019-Present), Harbor Funds; Vice President (2021-Present), Harbor ETF
Trust; Vice President (2023-Present), Harbor Funds II; and Managing Director, Global Head of Manager
Selection (2010-2018), JP Morgan Chase & Co.

Diane J. Johnson (1965) Vice President	Since 2022
Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President
(2022-Present), Harbor Funds; Vice President (2022-Present), Harbor ETF Trust; and Vice President
(2023-Present), Harbor Funds II.

Lora A. Kmieciak (1964) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund
Administration and Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor
Capital Advisors, Inc.; Vice President (2020 – Present) and Director (2022-Present), Harbor Trust Company,
Inc.; Assistant Treasurer (2017-2022) and Vice President (2022-Present), Harbor Funds; Assistant Treasurer
(2021-2022) and Vice President (2022-Present), Harbor ETF Trust; and Vice President (2023-Present), Harbor
Funds II.

Dana Steiner (1983) Vice President	Effective April 1, 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present),
Harbor Services Group, Inc.; Vice President (2025-Present), Harbor Funds; Vice President (2025-Present),
Harbor ETF Trust; Vice President (2025-Present), Harbor Funds II; and Vice President (2019-2025), Harbor
Services Group, Inc.

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE** — Continued
Meredyth A. Whitford-Schultz (1981) Secretary	Since 2024
Senior Vice President and Deputy General Counsel (2025-Present) and Vice President and Associate General
Counsel (2023-2025), Harbor Capital Advisors, Inc.; Secretary (2023-Present), Harbor Trust Company, Inc.;
Secretary (2024-Present), Harbor Funds; Secretary (2024-Present), Harbor ETF Trust; and Secretary
(2023-Present), Harbor Funds II; Senior Counsel (2015-2023), Western & Southern Financial Group, Inc.

Meredith S. Dykstra (1984) Assistant Secretary	Since 2023
Vice President and Assistant General Counsel (2025-Present), Vice President and Senior Counsel (2022-2025)
and Vice President and Legal Counsel (2015-2022), Harbor Capital Advisors, Inc.; Assistant Secretary
(2023-Present), Harbor Trust Company, Inc.; Assistant Secretary (2023-Present), Harbor Funds; Assistant
Secretary (2023-Present), Harbor ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

Lana M. Lewandowski (1979) Assistant Secretary	Since 2017
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and
Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022) and Assistant
Secretary (2017-Present), Harbor Funds; AML Compliance Officer (2021-2022) and Assistant Secretary
(2021-Present), Harbor ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Trustees and Officers

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Co-Chair of Root Capital, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Robert Kasdin. Mr. Kasdin served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine from 2015 to 2022 and also as Chief Financial Officer of Johns Hopkins Medicine from 2018 to 2022. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin previously served on the board of The Y in Central Maryland and on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Commercial Real Estate Finance, Inc., as a Trustee of Barnard College and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently serves on the Governing Council of the Independent Directors Council, and previously served on the Board of Directors and as Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.

Trustees and Officers

Additional Information
About the Trustees —
Continued
Douglas J. Skinner. Mr. Skinner is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, where his prior positions include Eric J. Gleacher Distinguished Service Professor of Accounting, John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Deputy Dean for Faculty, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston, as a Trustee of the University of Rhode Island and as a Trustee of the University of Rhode Island Foundation. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Landis Zimmerman. Mr. Zimmerman retired in 2021 after serving 17 years as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute. Prior to joining Howard Hughes Medical Institute, he served as Chief Investment Officer and Managing Director for investments at the University of Pennsylvania from 1998-2004, Associate Director of Investments of the Rockefeller Foundation from 1996-1998, Associate Director at Bear, Stearns & Co. Inc. from 1994-1996, and Vice President at J.P. Morgan Securities Inc. from 1985-1994. He began his career as Assistant Treasurer at Chemical Bank in 1981. He is currently an independent, non-fiduciary advisor for Gore Creek Asset Management, a family investment office, and is a member of the Frederick Gunn School Investment Committee. Mr. Zimmerman has served as a Trustee of Harbor Funds since 2022, of Harbor Funds II since 2023 and Harbor ETF Trust since 2022.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017, as a Trustee and Chairman of the Board of Harbor Funds II since 2022 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Advisor, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of eight Trustees, seven of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.

Trustees and Officers

Board Leadership
Structure — Continued
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting.
During Harbor Funds' fiscal year ended October 31, 2024, the Board of Trustees held 11 meetings, the Audit Committee held 3 meetings and the Nominating Committee did not hold any meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2024
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex Paid to Trustees*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Scott M. Amero, Trustee	$229,972	-0-	$365,000
Donna J. Dean, Trustee	$229,972	-0-	$365,000
Robert Kasdin, Trustee[3]	$229,972	-0-	$365,000
Kathryn L. Quirk, Trustee[1,3]	$274,075	-0-	$435,000
Douglas J. Skinner, Trustee[2]	$252,024	-0-	$400,000
Ann M. Spruill, Trustee[3]	$229,972	-0-	$365,000
Landis Zimmerman, Trustee	$229,972	-0-	$365,000
*
Includes amounts paid by Harbor Funds, Harbor Funds II, and Harbor ETF Trust.
1
In consideration of her services as Lead Trustee, Ms. Quirk received $44,104 from Harbor Funds, $12,947 from Harbor Funds II, and $12,949 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2024.
2
In consideration of his service as Audit Committee Chair, Mr. Skinner received $22,052 from Harbor Funds, $6,474 from Harbor Funds II, and $6,474 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2024.
3
During the fiscal year ended October 31, 2024, Mr. Kasdin and Mses. Quirk and Spruill elected to defer at least a portion of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2024, the total value of Mr. Kasdin’s and Mses. Quirk and Spruill’s accounts under that plan was $2,622,750, $1,185,621 and $2,892,745, respectively.

Trustees and Officers

Trustee Ownership of Fund Shares
As of January 31, 2025, the Trustees and Officers of Harbor Funds as a group owned 4% of the outstanding Retirement Class shares of beneficial interest of Harbor Convertible Securities Fund, 3% of the outstanding Retirement Class shares of beneficial interest of Harbor International Compounders Fund, 15% of the outstanding Retirement Class shares of beneficial interest of Harbor International Core Fund, and less than 1% of the outstanding shares of beneficial interest of each class of each other Fund.
The Fund shares beneficially owned by the Trustees as of December 31, 2024 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in Harbor Funds
Independent Trustees
Scott M. Amero	Harbor Core Bond Fund	Over $100,000	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor International Fund	$50,001-$100,000
	Harbor International Core Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	$50,001-$100,000
	Harbor Small Cap Growth Fund	$50,001-$100,000
	Harbor Small Cap Value Fund	$50,001-$100,000
Robert Kasdin[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor International Core Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
Kathryn L. Quirk[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Diversified International All Cap Fund	$10,001-$50,000
	Harbor International Core Fund	Over $100,000
	Harbor International Fund	$1-$10,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	$50,001-$100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
Douglas J. Skinner	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
Ann M. Spruill[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Diversified International All Cap Fund	$50,001-$100,000
	Harbor International Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
Landis Zimmerman	Harbor Core Bond Fund	Over $100,000	Over $100,000

Trustees and Officers

Trustee Ownership of Fund
Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in Harbor Funds
Interested Trustee
Charles F. McCain[2]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor International Compounders Fund	Over $100,000
	Harbor International Core Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
1
Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a Trustee who was participating in the plan as of November 2024 may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Mr. Kasdin and Mses. Quirk and Spruill includes the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
2
Under the Advisor’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Advisor invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. McCain include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan.

Trustees and Officers

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Advisor.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Advisor or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Advisor’s affiliates.
As of December 31, 2024, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Advisor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2023 and 2024, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor, the Distributor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2023 and 2024, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor fund;
■
an officer of Harbor Funds;
■
a related fund;
■
an officer of any related fund;
■
the Advisor;
■
the Distributor;
■
an officer of the Advisor or the Distributor;
■
any affiliate of the Advisor or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2023 and 2024, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2023 and 2024, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Advisor;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Advisor or the Distributor.
During the calendar years 2023 and 2024, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2023 and 2024, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Advisor;
■
the Distributor;
■
any affiliated person of Harbor Funds; or
■
ORIX or any other entity in a control relationship to the Advisor or the Distributor.

The AdvisOr and Subadvisors

The Advisor
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Advisor”) for each Fund pursuant to a separate investment advisory agreement with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Advisor is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Advisor is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Advisor deems modifications to be necessary or appropriate. The Advisor is also responsible for providing, either through itself or through a Subadvisor selected, paid and supervised by the Advisor, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisors.
Selection and Oversight of Subadvisors. The Advisor is responsible for the Subadvisors it selects to manage the assets of or provide non-discretionary investment advisory services for the Funds and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisors. The Advisor is responsible for overseeing the Subadvisors and for reporting to the Board of Trustees periodically on each Fund’s and Subadvisor’s performance. The Advisor normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisors, including thorough reviews and assessments of (i) the Subadvisor’s investment process, personnel and investment staff; (ii) the Subadvisor’s investment research capabilities; (iii) the Subadvisor’s ownership and organization structures; (iv) the Subadvisor’s legal, compliance and operational infrastructure; (v) the Subadvisor’s brokerage practices; (vi) any material changes in the Subadvisor’s business, operations or staffing; (vii) the performance of each Fund and the Subadvisor relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Advisor is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to,: (i) providing the Funds with office space, facilities, equipment and personnel as the Advisor deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Advisor’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Advisor deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Advisor is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

The AdvisOr and Subadvisors

Advisory Fees
For its services, each Fund pays the Advisor an advisory fee, which is an annual rate based on the Fund’s average net assets. The following table sets forth for each Fund the contractual advisory fee rate and the fees paid to the Advisor for the past three fiscal years before the effect of any fee waiver (shown below) in effect for the past three fiscal years that reduced the advisory fee paid.
	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2024	2023	2022
HARBOR FUNDS
Harbor Capital Appreciation Fund	0.60%	$167,487	$136,928	$178,346
(Reduction due to fee waiver)		(13,540)	(9,975)	(14,807)
Harbor Convertible Securities Fund	0.50	126	335	1,163
(Reduction due to fee waiver)		N/A	(17)	(89)
Harbor Core Bond Fund	0.23	1,796	220	210
Harbor Core Plus Fund	0.25	2,539	2,470	3,998
(Reduction due to fee waiver)		N/A	N/A	(65)
Harbor Diversified International All Cap Fund	0.75	7,253	7,206	7,439
Harbor International Fund	0.75/0.65[a]	25,982	25,499	28,074
Harbor International Compounders Fund[1]	0.50	44	N/A	N/A
Harbor International Core Fund	0.75	1,557	1,040	492
Harbor International Small Cap Fund	0.85	2,627	2,310	622
Harbor Large Cap Value Fund	0.60/0.55[b]	11,512	11,698	13,825
Harbor Mid Cap Fund	0.75	1,093	720	463
Harbor Mid Cap Value Fund	0.75	2,313	2,163	2,904
(Reduction due to fee waiver)		(2)	-	(23)
Harbor Small Cap Growth Fund	0.75	11,115	7,583	7,103
Harbor Small Cap Value Fund	0.75	17,294	16,211	17,143

a
0.75% on the first $12 billion and 0.65% thereafter.
b
0.60% on the first $4 billion and 0.55% thereafter.
1
Commenced operations on March 1, 2024.

The AdvisOr and Subadvisors

The Subadvisors
The Advisor has engaged the services of investment subadvisers (each, a “Subadvisor”) to provide discretionary and non-discretionary advisory services for each Fund.
The Advisor pays each Subadvisor out of its own resources; the Funds have no obligation to pay the Subadvisors. Each Subadvisor has entered into a subadvisory agreement with the Advisor and Harbor Funds, on behalf of each respective Fund. Each discretionary Subadvisor is responsible for providing the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. Each discretionary Subadvisor determines what securities shall be purchased, sold or held for the respective Fund and what portion of such Fund’s assets are held uninvested. Each non-discretionary Subadvisor provides investment advice to the Advisor, which is responsible for the day-to-day investment decision making for the Fund.
Each discretionary and non-discretionary Subadvisor is responsible for its own costs of providing services to the respective Fund. Each discretionary and non-discretionary Subadvisor’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Capital Appreciation Fund. The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly owned subsidiary of PGIM, Inc., which is a direct, wholly owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Harbor Convertible Securities Fund. The Fund is subadvised by BlueCove Limited (“BlueCove”). BlueCove is a private limited company organized under the laws of England and Wales. BlueCove is located at 10 New Burlington Street, London W1S 3BE, United Kingdom.
Harbor Core Bond Fund and Harbor Core Plus Fund. The Funds are subadvised by Income Research + Management (“IR+M”). IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Harbor Diversified International All Cap Fund and Harbor International Fund. The Funds are subadvised by Marathon Asset Management Limited (“Marathon-London”). Marathon-London is ultimately controlled by its three founders but with ownership also shared between a number of key employees.
Harbor International Compounders Fund. The Fund is subadvised by C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”). C WorldWide is owned by C WorldWide Holdings A/S, which ultimately is owned by the private equity fund Altor Fund III (Altor Fund III (no. 1) Limited Partnership, Altor Fund III (no. 2) Limited Partnership and Altor Fund III (No. 3) Limited). C WorldWide is controlled by C WorldWide Holdings A/S.
Harbor International Core Fund. The Fund is subadvised by Acadian Asset Management LLC (“Acadian”). Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group plc (“BSIG”), a publicly listed company on the NYSE.
Harbor International Small Cap Fund. The Fund is subadvised by Cedar Street Asset Management LLC (“Cedar Street”). Cedar Street is an employee-owned professional investment management firm. Jonathan Brodsky is the controlling managing member.
Harbor Capital owns a less than 5% non-voting ownership stake in Cedar Street. In addition, Harbor Capital and Cedar Street have entered into an arrangement by which Harbor Capital may acquire a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party.
Harbor Large Cap Value Fund. The Fund is subadvised by Aristotle Capital Management, LLC (“Aristotle”). Aristotle was founded in 1959 through predecessor entities. Aristotle is privately owned and principally owned by the Board of Managers. Key employees of the firm and a large insurance company also have equity interest in Aristotle.
Harbor Mid Cap Fund and Harbor Small Cap Value Fund.  The Funds are subadvised by EARNEST Partners LLC (“EARNEST Partners”). EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Harbor Mid Cap Value Fund.  The Fund is subadvised by LSV Asset Management (“LSV”). LSV is a Delaware general partnership between its management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company (“SEI”) and the owner of a minority position. The day-to-day management and strategic decisions of the Subadvisor are controlled by LSV’s Executive Committee and other senior employee partners of LSV.
Harbor Small Cap Growth Fund.  The Fund is subadvised by Westfield Capital Management, L.P. (“Westfield”). Westfield is 100% employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.

The AdvisOr and Subadvisors

Subadvisory Fees
The fees paid by the Advisor to each Subadvisor for the past three fiscal years are set forth in the table below.
	Fee Paid by the Advisor to Subadvisor For Year Ended October 31 (000s)
	2024	2023	2022
HARBOR FUNDS
Harbor Capital Appreciation Fund	$59,476	$48,822	$63,407
Harbor Convertible Securities Fund
BlueCove Limited[1]	86	79
Shenkman Capital Management, Inc.		114	716
Harbor Core Bond Fund	898	134	124
Harbor Core Plus Fund[2]
Income Research + Management for the period February 2, 2022 to October 31, 2022	1,476	1,446	1,225
Pacific Investment Management Company LLC for the period November 1, 2020 to February 1, 2022			898
Harbor Diversified International All Cap Fund	4,146	4,125	4,213
Harbor International Fund	14,851	14,597	15,897
Harbor International Compounders Fund[3]	31	N/A	N/A
Harbor International Core Fund	935	624	295
Harbor International Small Cap Fund	1,387	1,232	365
Harbor Large Cap Value Fund	4,098	4,158	4,866
Harbor Mid Cap Fund	656	432	277
Harbor Mid Cap Value Fund	1,205	1,134	1,480
Harbor Small Cap Growth Fund	6,302	4,413	4,157
Harbor Small Cap Value Fund	8,476	7,987	8,263
1
BlueCove Limited became Subadvisor to Harbor Convertible Securities Fund on March 1, 2023. Accordingly, no subadvisory fees were paid to BlueCove prior to that date.
2
Income Research + Management became Subadvisor to Harbor Core Plus Fund on February 2, 2022. Accordingly, no subadvisory fees were paid to IR+M prior to that date.
3
Commenced operations on March 1, 2024.

The Portfolio Managers

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2024 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CAPITAL APPRECIATION FUND
Kathleen A. McCarragher
All Accounts	14	$40,811	10	$18,987	13	$2,011
Accounts where advisory fee is based on account performance (subset of above)	1	13,615	0	—	0	—
Blair A. Boyer
All Accounts	14	40,811	10	18,201	36	12,491
Accounts where advisory fee is based on account performance (subset of above)	1	13,615	0	—	0	—
Natasha Kuhlkin, CFA
All Accounts	13	27,196	10	18,021	23	2,891
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR CONVERTIBLE SECURITIES FUND
Benjamin Brodsky, CFA
All Accounts	2	$175	2	$883	1	$3,694
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	883	0	—
Michael Harper, CFA
All Accounts	2	175	2	883	1	3,694
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	883	0	—
Benoy Thomas, CFA
All Accounts	2	175	2	883	1	3,694
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	883	0	—
HARBOR CORE BOND FUND
William A. O’Malley, CFA
All Accounts	9	$5,447	25	$15,912	752	$85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Bill O’Neill, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jake Remley, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Matthew Walker, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rachel Campbell
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CORE PLUS FUND
William A. O’Malley, CFA
All Accounts	9	$5,447	25	$15,912	752	$85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Bill O’Neill, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jake Remley, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Matthew Walker, CFA
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rachel Campbell
All Accounts	9	5,447	25	15,912	752	85,485
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Charles Carter
All Accounts	1	3,838	12	10,736	32	14,672
Accounts where advisory fee is based on account performance (subset of above)	0	—	10	9,500	9	3,903
Nick Longhurst
All Accounts	1	3,838	9	9,209	25	12,860
Accounts where advisory fee is based on account performance (subset of above)	0	—	7	7,973	6	2,855
William J. Arah
All Accounts	1	3,838	9	9,954	24	15,246
Accounts where advisory fee is based on account performance (subset of above)	0	—	7	8,718	6	2,855
Toma Kobayashi
All Accounts	1	3,838	11	11,185	31	17,058
Accounts where advisory fee is based on account performance (subset of above)	0	—	9	9,949	9	3,903
Alex Duffy
All Accounts	1	3,838	12	10,660	22	9.990
Accounts where advisory fee is based on account performance (subset of above)	0	—	10	9,424	8	3,637
Justin Hill
All Accounts	1	3,838	11	11,185	30	13,870
Accounts where advisory fee is based on account performance (subset of above)	0	—	9	9,949	9	3,903
Robert Anstey
All Accounts	0	—	5	2,503	18	9,671
Accounts where advisory fee is based on account performance (subset of above)	0	—	4	1,533	6	2,879

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL FUND
Charles Carter
All Accounts	1	3,838	12	10,736	32	14,672
Accounts where advisory fee is based on account performance (subset of above)	0	—	10	9,500	9	3,903
Nick Longhurst
All Accounts	1	3,838	9	9,209	25	12,860
Accounts where advisory fee is based on account performance (subset of above)	0	—	7	7,973	6	2,855
William J. Arah
All Accounts	1	3,838	9	9,954	24	15,246
Accounts where advisory fee is based on account performance (subset of above)	0	—	7	8,718	6	2,855
Toma Kobayashi
All Accounts	1	3,838	11	11,185	31	17,058
Accounts where advisory fee is based on account performance (subset of above)	0	—	9	9,949	9	3,903
Alex Duffy
All Accounts	1	3,838	12	10,660	22	9.990
Accounts where advisory fee is based on account performance (subset of above)	0	—	10	9,424	8	3,637
Justin Hill
All Accounts	1	3,838	11	11,185	30	13,870
Accounts where advisory fee is based on account performance (subset of above)	0	—	9	9,949	9	3,903
HARBOR INTERNATIONAL COMPOUNDERS FUND
Bo Almar Knudsen
All Accounts	2	$254	7	$4,144	29	$11,689
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,822
Bengt Seger
All Accounts	2	254	7	4,144	29	11,689
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,822
Peter O’Reilly
All Accounts	2	254	7	4,144	29	11,689
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,822
Mattias Kolm
All Accounts	2	254	7	4,144	29	11,689
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,822
HARBOR INTERNATIONAL CORE FUND
Brendan O. Bradley, Ph.D.
All Accounts	15	$9,439	83	$32,843	198	$76,602
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,372	21	10,638
Fanesca Young, Ph.D., CFA
All Accounts	15	$9,439	83	$32,843	198	$76,602
Accounts where advisory fee is based on account performance (subset of above)	0	—	11	3,372	21	10,638
HARBOR INTERNATIONAL SMALL CAP FUND
Jonathan P. Brodsky
All Accounts	0	$—	3	$287	3	$52
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL SMALL CAP FUND — Continued
Waldemar A. Mozes
All Accounts	0	$—	3	$287	3	$52
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	8	$5,619	21	$10,321	1,275	$24,831
Accounts where advisory fee is based on account performance (subset of above)	1	12,344	0	—	3	703
Gregory D. Padilla, CFA
All Accounts	6	4,975	18	9,579	1,271	23,447
Accounts where advisory fee is based on account performance (subset of above)	1	12,344	0	—	3	703
HARBOR MID CAP FUND
Paul E. Viera
All Accounts	5	$3,483	16	$8,182	8,064	$16,967
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	5	1,226
HARBOR MID CAP VALUE FUND (figures for Mr. Skarishevsky are as of December 31, 2024)
Josef Lakonishok, Ph.D.
All Accounts	33	$15,085	59	$21,773	286	$57,388
Accounts where advisory fee is based on account performance (subset of above)	0	—	6	2,031	55	13,885
Menno Vermeulen, CFA
All Accounts	33	15,085	59	21,773	286	57,388
Accounts where advisory fee is based on account performance (subset of above)	0	—	6	2,031	55	13,885
Puneet Mansharamani, CFA
All Accounts	33	15,085	59	21,773	286	57,388
Accounts where advisory fee is based on account performance (subset of above)	0	—	6	2,031	55	13,885
Greg Sleight
All Accounts	33	15,085	59	21,773	286	57,388
Accounts where advisory fee is based on account performance (subset of above)	0	—	6	2,031	55	13,885
Guy Lakonishok, CFA
All Accounts	33	15,085	59	21,773	286	57,388
Accounts where advisory fee is based on account performance (subset of above)	0	—	6	2,031	55	13,885
Gal Skarishevsky
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	13	$4,912	13	$3,491	254	$12,254
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	36	26	3,258
Richard D. Lee, CFA
All Accounts	10	2,802	10	3,423	213	10,832
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	23	2,407
Ethan J. Meyers, CFA
All Accounts	11	2,810	10	3,423	219	10,912
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	23	2,407

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP GROWTH FUND — Continued
John M. Montgomery
All Accounts	10	$2,802	10	$3,423	213	$10,832
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	23	2,407
HARBOR SMALL CAP VALUE FUND
Paul E. Viera
All Accounts	5	$1,224	16	$8,182	8,064	$16,967
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	5	1,226

The Portfolio Managers

Acadian Asset Management LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by Acadian’s investment management and Acadian’s compliance team.
COMPENSATION
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.
Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
SECURITIES OWNERSHIP
As of October 31, 2024, Mr. Bradley and Ms. Young did not beneficially own any shares of Harbor International Core Fund.

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the Chief Compliance Officer any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion

The Portfolio Managers

Aristotle Capital
Management, LLC —
Continued
as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2024, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value of over $1,000,000 and Mr. Padilla did not own any shares of the Harbor Large Cap Value Fund.

BlueCove Limited
CONFLICTS OF INTEREST
As a firm with multiple clients, BlueCove may, in the normal course of business, be faced with situations that have the potential to give rise to conflicts of interest. Conflicts of interest may occur due to side by side management of client portfolios, which may have overlapping or opposing investment strategies. Members of BlueCove’s Portfolio Management team may be engaged in managing client portfolios contemporaneously. Different client portfolios may have differing fee structures. Furthermore, it is not possible to anticipate every situation that may present the risk of a conflict of interest over time. However, in accordance with regulatory requirements, BlueCove maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. BlueCove’s organizational and administrative arrangements include a comprehensive suite of compliance polices, employee training and attestations, and a transparent investment process.
COMPENSATION
In setting and reviewing fixed compensation, BlueCove takes account of the need to ensure that fixed and variable components of total compensation are appropriately balanced. Fixed compensation is intended to be set at a level that allows BlueCove to operate a fully flexible policy on variable compensation while remaining competitive so as to attract and retain key talent.
Variable compensation is discretionary and will only be paid if it is sustainable according to the financial situation of BlueCove as a whole and justified according to the overall firm performance, investment team performance and the performance of the individual concerned. In setting performance targets applicable to discretionary variable compensation, there is an emphasis placed on establishing targets that are closely aligned with the strategic focus of BlueCove. Non-financial performance related to BlueCove’s defined values and behaviors is also taken into account, and this includes compliance with controls and standards governing the relationships with clients and investors, risk management, and value-based behaviors. The target-setting process is also designed to avoid, or to mitigate where avoidance is not possible, conflicts of interest being created or incentivizing conflicts of interest or other behavior that would breach BlueCove’s policies, values or commitment to clients.
BlueCove employees do not receive compensation from any fund for which BlueCove provides investment management services.
BlueCove operates an ownership culture amongst employees via its equity incentive plan. Each employee has an equity interest, allowing them to share in the growth of the business.
SECURITIES OWNERSHIP
As of October 31, 2024, Messrs. Brodsky, Harper and Thomas did not beneficially own any shares of Harbor Convertible Securities Fund.

The Portfolio Managers

C Worldwide Asset Management Fondsmaeglerselskab A/S
CONFLICTS OF INTEREST
The Fund’s portfolio managers manage other accounts which invest in securities of the same type in which the Fund invests. The Subadvisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Subadvisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.
Conflicts of interest among the Fund and other accounts managed by the portfolio managers may exist, which include, but are not limited to, those described below.
Differences in payment structures between the Fund and other accounts involve a conflict of interest. Other clients may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the Fund. It is the policy of the Subadvisor to allocate investment opportunities fairly and equitably among the Fund and other clients, where applicable, to the extent possible over a period of time and in each case in a manner consistent with the Subadvisor’s obligations under applicable law.
As a general rule, investment opportunities will be allocated between the Fund and other accounts managed by the portfolio managers for which participation in the respective opportunity is considered appropriate pro rata based on the relative capital size of the accounts. However, the pro rata principle is deviated from in order to take into account cost efficiency for smaller clients. In addition, other considerations may be taken into consideration, including legal or regulatory restrictions, including those that may arise in non-U.S. jurisdictions and such other factors considered relevant. Such considerations may result in allocations among the fund and one or more other clients on other than a pro rata basis.
The portfolio managers will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. The portfolio managers are not restricted from providing services to other clients even though such activities may involve substantial time and resources of the portfolio managers. These activities could be viewed as creating a conflict of interest in that the time and effort of the portfolio managers will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and such other activities.
COMPENSATION
A portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Subadvisor. A portfolio manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.
SECURITIES OWNERSHIP
As of October 31, 2024, Messrs. Knudsen, Seger, O’Reilly and Kolm did not beneficially own any shares of Harbor International Compounders Fund.

Cedar Street Asset Management LLC
CONFLICTS OF INTEREST
Conflicts can occur between interests of Cedar Street and its clients or between the interests of different clients. For example, Cedar Street may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
When evaluating brokers, Cedar Street may not always select the broker with the lowest commission rate. The primary criteria considered in selecting a broker is the ability of the broker, in Cedar Street’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.
Cedar Street has adopted policies and procedures to attempt to manage its conflicts of interests.

The Portfolio Managers

Cedar Street Asset
Management LLC —
Continued
COMPENSATION
All investment team compensation is currently a fixed salary with equity participation. As firm assets grow the general composition of investment team compensation will include fixed salary (near industry average levels), variable bonus (including deferrals and claw-back provisions), equity dividends, and retirement contributions. Any variable compensation is based on overall investment team performance measured over a multi-year time horizon. Individuals that make extraordinary contributions to team performance will be provided opportunities to purchase additional equity. Cedar Street’s guiding principle for variable compensation will be to align the long-term interests of clients with long-term interests of Cedar Street employees. As a result, no employee who provides services to Harbor International Small Cap Fund will have an incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2024, Messrs. Brodsky and Mozes each beneficially owned shares of Harbor International Small Cap Fund with a value between $100,001-$500,000.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners is responsible for managing Harbor Mid Cap Fund and Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Mid Cap Fund and Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2024, Mr. Viera beneficially owned shares of Harbor Mid Cap Fund with a value between $50,001 and $100,000 and did not beneficially own any shares of Harbor Small Cap Value Fund.

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation

The Portfolio Managers

Income Research +
Management — Continued
from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
Compensation is one component of IR+M’s total rewards package. We invest in our employees by offering them tangible rewards – like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are our intangible benefits. Our status as an employee-owned firm allows us to maintain our unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and we are committed to helping individuals grow their careers at IR+M through our learning and development opportunities.
Specific to compensation, all employees, including all members of our Investment Team, are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the firm’s ability to achieve its annual goals, which includes the profitability of IR+M. An individual’s bonus is based on the employee’s overall contribution to the firm’s and their team’s success. Our goal is to have collaborative high-performing teams that deliver for our clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in our Core Values: Invested, Respectful, Positive, and Motivated.
Our Core Values ensure our dedication to these premises: Invested – in our people and in the community around us; Respectful – of our differences and reaching out to learn, grow and make our firm more inclusive; Positive – that we are better together; and Motivated – to advocate for change and to enjoy the journey.
Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2024, Mr. O’Malley beneficially owned shares of Harbor Core Bond Fund with a value between $100,001 and $500,000, Mr. Gubitosi beneficially owned shares of Harbor Core Bond Fund with a value between $10,001 and $50,000 and Messrs. O’Neill, Remley and Walker and Ms. Campbell did not beneficially own any shares of Harbor Core Bond Fund; and Messrs. O’Malley, Gubitosi, O’Neill, Remley and Walker and Ms. Campbell did not beneficially own any shares of Harbor Core Plus Fund.

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
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Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a

The Portfolio Managers

Jennison Associates
LLC — Continued
long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, Jennison has conflicts of interest in determining the timing and direction of investments.
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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
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Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
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Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. This creates an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison, which creates an incentive for Jennison to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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Higher fee paying accounts or products or strategies: In general, Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
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Side Letters: Jennison has entered into side letters with respect to certain of the funds that Jennison manages, and will likely do so with respect to funds that Jennison manages in the future. Such side letters are agreements with investors in the funds (including affiliated investors) that grant such investors terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund’s investments. In some instances, Jennison could have multiple side letters with respect to a single fund, each with a different investor.

The Portfolio Managers

Jennison Associates
LLC — Continued
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and new issues, and the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV.
COMPENSATION
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are typically compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professional total compensation for Jennison’s fixed income team is determined through a process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison’s compensation system values both individual impact and teamwork.
The portfolio managers’ compensation is expected to be derived from their impact on overall client investment performance and overall business performance of Jennison’s fixed income business and not the specific investment performance or value of an account or grouping of accounts.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

The Portfolio Managers

Jennison Associates
LLC — Continued
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
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The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
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Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
SECURITIES OWNERSHIP
As of October 31, 2024, Ms. McCarragher and Mr. Boyer beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000. Ms. Kuhlkin did not beneficially own any shares of the Harbor Capital Appreciation Fund
.

LSV Asset Management
CONFLICTS OF INTEREST
Below is a discussion of the current conflicts of interest that have been identified by LSV and the policies and procedures that have been put in place to monitor such conflicts and to seek to ensure that such conflicts are addressed in the best interests of the client. Where a material conflict may arise between a client and LSV or its employees, LSV must eliminate such conflict or expose the conflict through full and fair disclosure. Conflicts of interest may be defined as any existing or prospective business relationships in which the firm or its employees may have actual or potential incentives to place their interests above those of the client, and thereby violate the firm’s fiduciary responsibilities to the client. As a general matter, all employees are required to report such conflicts of interest to Compliance so that steps may be taken to address them. In addition, the Chief Compliance Officer (“CCO”) is also responsible for monitoring LSV’s relationships with other firms for potential conflicts of interest, including potential conflicts with respect to SEI Investments Company (“SEI”). LSV does not believe any of its current relationships present a material conflict of interest with respect to its clients.
The Code of Ethics and Personal Trading Policy (the “Policy”) is the primary document governing the ethical standards applicable to employees. In addition to a general requirement that all recommendations and decisions with respect to clients must be solely in the interest of such clients, the Policy contains policies governing specific types of conflicts of interest that may arise such as engagement in outside business activities and acceptance of gifts and entertainment. All employees are required to comply with the Policy.
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio
LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client.
LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Legal, Compliance and Risk Officer (“CLO/CCO/CRO”), Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
LSV provides model portfolios to a number of clients, (each a “Model Adviser” and collectively the “Model Advisers”) including SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI. These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered

The Portfolio Managers

LSV Asset Management —
Continued
in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV’s other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The portfolio management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV’s accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV’s quantitative investment model. LSV’s policies require that the CLO/CCO/CRO be made aware of any changes to this process.
On a quarterly basis, the Forensic Testing Committee reviews a report which shows the timing of the submission of the model portfolios with respect to the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the timing of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.
LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV’s clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person’s financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. These entities are subject to the same vendor management policies and procedures that apply to all third party vendors, which are designed to manage any such conflict, including an annual review by persons at LSV that do not have such a conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV’s employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider’s competitors and that the provider’s services have comparable (or in some cases, more desirable) terms and conditions.
Part 2A of LSV’s Form ADV is used to provide clients with information regarding current or potential conflicts of interest.Part 2A of LSV’s Form ADV is used to provide clients with information regarding current or potential conflicts of interest.
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2024, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight, G. Lakonishok and Skarishevsky did not beneficially own any shares of Harbor Mid Cap Value Fund.

Marathon Asset Management Limited
CONFLICTS OF INTEREST
The identification and management of conflicts of interest are commitments that Marathon has made to each of its clients, and are fundamental considerations in all of Marathon-London’s investment advisory activities. Likewise, all Marathon personnel have an obligation to act in the best interests of our clients and in accordance with Marathon’s processes, procedures and control framework, both from a professional and regulatory perspective. Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another); (iv) Marathon may effect transactions between clients or in which it, its directors or employees or its associates has directly or indirectly, a material interest or a relationship; (v) Marathon-London’s investment

The Portfolio Managers

Marathon Asset
Management Limited —
Continued
approach incorporates a multi-counsellor model, this could see different portfolio managers express different views on securities and they may manage separate models with similar strategies; or (vi) where different clients have competing interests or (vii) where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e. a non-performance-based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Duffy, Hill, Kobayashi and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder portfolio manager (Mr. Arah) is paid a base salary and a share of the profitability of Marathon-London in relation to his stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients.
SECURITIES OWNERSHIP
As of October 31, 2024, Messrs. Carter, Longhurst, Arah, Kobayashi, Duffy, Hill, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund; and Messrs. Carter, Longhurst, Arah, Kobayashi, Duffy, and Hill did not beneficially own any shares of Harbor International Fund.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.
COMPENSATION
Members of the Westfield Investment Committee are eligible to receive various components of compensation:
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Investment Committee members receive a base salary commensurate with industry standards.
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Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
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Investment Committee members may also be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including but not limited, to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance-based bonus.
SECURITIES OWNERSHIP
As of October 31, 2024, Mr. Meyers beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000, and Messrs. Muggia, Lee, and Montgomery did not beneficially own any shares of Harbor Small Cap Growth Fund.

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Board of Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. Charles F. McCain is a Director and the Chief Executive Officer of the Distributor; Stephanie A. Nee is the Chief Compliance Officer and Secretary of the Distributor; John S. Halaby is a Director and the President of the Distributor; Jacob J. Kunkel is the Vice President, Chief Financial Officer and Treasurer of the Distributor; and Gregg M. Boland is a Senior Vice President and AML Compliance Officer of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Advisor. Mr. Boland has announced his retirement as Senior Vice President and AML Compliance Officer of the Distributor effective April 1, 2025. As of that date, Ryan Elve will replace Mr. Boland as AML Compliance Officer of the Distributor.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of Harbor Funds. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are received in proper form by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation: payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The Distributor

Distribution Plans —
Continued
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Rule 12b-1 Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2024 were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
HARBOR FUNDS
Harbor Capital Appreciation Fund	$569	$2,464	$8	$28	$561	$2,436
Harbor Convertible Securities Fund	—	2	—	—	—	2
Harbor Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A
Harbor Core Plus Fund	20	N/A	4	N/A	16	N/A
Harbor Diversified International All Cap Fund.	28	28	—	—	28	28
Harbor International Fund	24	656	—	22	24	634
Harbor International Compounders Fund[3]	N/A	N/A	N/A	N/A	N/A	N/A
Harbor International Core Fund	N/A	22	N/A	1	N/A	21
Harbor International Small Cap Fund	—	9	—	1	—	8
Harbor Large Cap Value Fund	5	67	—	4	5	63
Harbor Mid Cap Fund	N/A	2	N/A	1	N/A	1
Harbor Mid Cap Value Fund	9	66	—	3	9	63
Harbor Small Cap Growth Fund	1	32	—	1	1	31
Harbor Small Cap Value Fund	9	93	2	3	7	90
1
Amounts retained by the Distributor for administrative expenses.
2
Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
3
Commenced operations on March 1, 2024.

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly owned subsidiary of the Advisor. Charles F. McCain is a Director of Shareholder Services; Diana R. Podgorny is a Director and the Secretary of Shareholder Services; Walt O. Breuninger is the Chief Compliance Officer of Shareholder Services; Gregg M. Boland is the President of Shareholder Services; and Lora A. Kmieciek is the Chief Financial Officer of Shareholder Services. Mr. Boland has announced his retirement as President of Shareholder Services effective April 1, 2025.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund:
Share Class	Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.20% of the average daily net assets of all Investor Class shares

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, could be compensated for providing distribution, subaccounting, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Distributor, Shareholder Services and/or the Advisor have in the past and could in the future compensate, out of their own assets, certain unaffiliated financial intermediaries for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their shares of the Funds through accounts that are maintained by the financial intermediaries.
In addition, the Advisor and its affiliates have in the past and could in the future pay certain financial intermediaries for certain activities related to the Funds, other Harbor funds or products in general. This may include activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about products, including the Funds and other Harbor funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, the development of technology platforms and reporting systems.
The Advisor has in the past and could in the future also make payments to financial intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other Harbor funds or products or for promoting or making shares of the Funds, other Harbor funds or products available to their clients, which may include intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. The Advisor or its affiliates make these payments from their own assets and not from the assets of the Funds. These payments do not increase the expenses paid by investors for the purchase of Fund shares, or the cost of owning a Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to a financial intermediary may be significant to the intermediary, and amounts that intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, these payments could create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Funds, other Harbor funds or products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or investment professional if he or she receives similar payments from his or her firm.

Code of Ethics

Code of Ethics
Harbor Funds, the Advisor, each Subadvisor and the Distributor have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor Funds (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Advisor from profiting from short-term trading in shares of any Harbor Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Advisor relies on each Subadvisor to fulfill its responsibility for monitoring the personal trading activities of the Subadvisor’s personnel in accordance with the Subadvisor’s code of ethics. Each Subadvisor provides Harbor Funds Board of Trustees with a quarterly certification of the Subadvisor’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Advisor, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s full list of portfolio holdings is published quarterly with a 15-day lag, on harborcapital.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborcapital.com. This information remains available on harborcapital.com until the information is updated for the subsequent period.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Advisor are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the investment process of the Subadvisor and/or the Advisor, as applicable, through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■
The Advisor with respect to all Funds and each Subadvisor solely with respect to the Fund(s) for which it serves as Subadvisor;
■
The Funds’ custodian and accounting agent;
■
Independent rating agency: Morningstar, Inc.
■
Data collection services: FactSet Research System Inc. and Bloomberg Finance L.P.

Portfolio Holdings

Portfolio Holdings
Disclosure Policy —
Continued
■
Proxy voting services: Glass, Lewis & Co. LLC and Institutional Shareholder Services
■
Compliance consultants: Adviser Compliance Associates, LLC
■
Other: Donnelley Financial LLC, Automated Securities Clearance LLC, SS&C Advent, Eze Software, Cowen Prime Services
■
Other vendors that provide assistance in connection with services provided to the Funds, including vendors that provide assistance to the Funds’ Subadvisors for the sole purpose of assisting such Subadvisor in performing its services to the respective Fund, such as compliance consultants, data collection services and proxy voting services, and counterparties with respect to redemptions-in-kind
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.
The Advisor, each Subadvisor and their affiliates may provide investment advice to clients (including funds) other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients may have portfolios consisting of holdings substantially similar to those of the Funds and may be subject to different holdings disclosure policies that provide for more frequent disclosure than under the Funds’ policies and procedures. In some cases, such portfolio holdings are made publicly available on a daily basis.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Advisor,  respective Subadvisor or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

Proxy Voting Policy
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadvisor, Harbor Capital delegates proxy voting to the Subadvisor. In each instance where proxy voting responsibility has been delegated to one or more Subadvisors, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadvisor (the “Subadvisor Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadvisor Proxy Voting Guidelines are reasonably designed to ensure that the Subadvisor would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadvisor. The Legal and Compliance Team will review any amendments to the Subadvisor Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadvisor must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisors but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadvisor’s compliance program. If Harbor Capital is not satisfied with the Subadvisor’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may replace the Subadvisor or recommend the replacement of the Subadvisor to the Board of Trustees.
Harbor Capital will normally not be privy to a Subadvisor’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadvisor (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadvisor consults with Harbor Capital prior to casting a vote.
The Subadvisors operate independently of each other and it is feasible that the Subadvisors will come to different voting decisions on the same or similar proposals. As long as the Subadvisors are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadvisor applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadvisor considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisors should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadvisor Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadvisor has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisors, each such Subadvisor is responsible for retaining the materials regarding votes cast by them. Each Subadvisor is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for any subadvised products. Harbor Capital will retain this information, along with each Subadvisor’s Proxy Voting Guidelines and any certifications provided by the Subadvisors as to their compliance with their policies and procedures, for six years.
For the proxy voting policy of each discretionary Subadvisor, please see Appendix A.

Portfolio Transactions

The Advisor and/or Subadvisor, as applicable, is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Advisor and/or Subadvisor, as applicable, is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and a Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and/or Subadvisor, as applicable, attempts to achieve this result by selecting broker-dealers to execute portfolio transactions taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor and/or Subadvisor, as applicable, may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadvisor and/or the Advisor, as applicable, for effecting a securities transaction for such Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if the Subadvisor and/or the Advisor, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadvisor and/or the Advisor, as applicable, has to a Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Advisor and/or Subadvisor, as applicable, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the other clients of the Subadvisor and/or the Advisor, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of the Subadvisor and/or the Advisor, as applicable, and not solely or necessarily for the benefit of the Funds. Investment management personnel of the Advisor and/or Subadvisor, as applicable, attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor and/or Subadvisor, as applicable, as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more other clients of the Subadvisor and/or the Advisor, as applicable,. Investment decisions for a Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Portfolio Transactions

Broker Commissions
The investment advisory fee that each Fund pays to the Advisor will not be reduced as a consequence of a Subadvisor’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadvisor and/or the Advisor, as applicable, in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadvisor and/or the Advisor, as applicable, in carrying out its obligations to the Funds.
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years.
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2024 (000s)	2024	2023	2022
Harbor Capital Appreciation Fund	$2,073	$3,862	$3,072	$5,215
Harbor Convertible Securities Fund[1]	—	—	23	—
Harbor Core Bond Fund	—	—	—	—
Harbor Core Plus Fund	—	—	—	14
Harbor Diversified International All Cap Fund	163	199	141	208
Harbor International Fund	425	524	389	417
Harbor International Compounders Fund[2]	—	7	N/A	N/A
Harbor International Core Fund	—	106	81	45
Harbor International Small Cap Fund	106	235	332	101
Harbor Large Cap Value Fund	195	195	342	499
Harbor Mid Cap Fund	16	32	19	28
Harbor Mid Cap Value Fund	—	35	19	32
Harbor Small Cap Growth Fund	1,161	1,495	1,123	1,150
Harbor Small Cap Value Fund	717	1,011	724	599
1
On March 1, 2023, BlueCove Limited replaced Shenkman Capital Management, Inc. as investment subadvisor to Harbor Convertible Securities Fund.
2
Commenced operations on March 1, 2024.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadvisor. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2024, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2024:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Capital Appreciation Fund	Goldman Sachs Group Inc.	$176,583

Harbor Core Bond Fund	Macquarie Bank Limited	5,141
	Goldman Sachs Group Inc.	7,483
	J.P. Morgan Securities LLC	11,068
	Morgan Stanley Co. Inc.	11,116

Harbor Core Plus Fund	J.P. Morgan Securities LLC	8,777
	Macquarie Bank Limited	1,527

Portfolio Transactions

Securities Lending
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2024, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2024, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested cash collateral received from borrowers into a pooled investment vehicle approved by the Advisor. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2024, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.
	Diversified International All Cap (000s)	International (000s)	International Core (000s)	International Small Cap (000s)
Gross income from securities lending activities	$63	$101	$37	$15
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	4	5	2	—
Fees paid for any cash collateral management services that are not included in the revenue split	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—
Rebate (paid to borrower)	23	48	10	11
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities	27	53	12	11
Net income from securities lending activities[1]	$36	$48	$25	$4
1
The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual financial statements due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.

Net Asset Value

The net asset value (“NAV”) per share of each class of each Fund is generally determined by the Fund’s Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), the determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Advisor believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds' securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Advisor. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value. The Board of Trustees has designated the Advisor to perform fair value determinations pursuant to Rule 2a-5 under the Investment Company Act. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Net Asset Value

It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures approved by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ NAVs may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures approved by the Board of Trustees, in place of closing market prices to calculate their NAVs if the Advisor believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund’s net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, a fair value information service provided by an independent third-party pricing vendor will normally be used to determine the fair value of foreign equity security held by each equity Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is

Tax Information

eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of a Fund may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days (or, in the case of certain preferred stocks, 91 days), extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If a Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to the Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Fund to recognize income (which would have to be distributed to Fund shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

Tax Information

The federal income tax rules applicable to certain investments or transactions within a Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Convertible Securities Fund may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs. If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 24% of reportable payments, including dividends , capital gain distributions and proceeds from the redemption or exchange of shares if correct numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service (“IRS”) or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund.

Tax Information

None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains.
Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
For taxable years before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required

Tax Information

disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Core Fund and Harbor International Small Cap Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments. Certain foreign exchange gains and losses realized by the Fund may be treated as ordinary income and losses.
At October 31, 2024, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire. Any such losses carried forward will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR FUNDS
Harbor Convertible Securities Fund	$(7,415)	$(6,772)	$(14,187)
Harbor Core Bond Fund	(3,471)	(4,467)	(7,938)
Harbor Core Plus Fund	(44,483)	(85,803)	(130,286)
Harbor Diversified International All Cap Fund	(1,202)	(21,024)	(22,226)
Harbor International Fund	(403,597)	-	(403,597)
Harbor International Compounders Fund	(33)	-	(33)
Harbor Small Cap Growth Fund*	(825)	(30,531)	(31,356)
Harbor Small Cap Value Fund	-	(13,775)	(13,775)
*
A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Funds generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Information

The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisors unaffiliated with the Advisor. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Advisor and other service providers.
Prior to February 2, 2022, Harbor Core Plus Fund was named Harbor Bond Fund. Prior to March 1, 2023, Harbor International Core Fund was named Harbor Overseas Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Advisor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Advisor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Advisor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Advisor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of January 31, 2025, and are therefore presumed to control the  respective Fund.
25% or Greater Ownership
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Mid Cap Value Fund	Diversified International All Cap Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	43%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	47%	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	32%	—	—	—	39%

Organization and Capitalization

25% or Greater
Ownership — Continued
25% or Greater Ownership — Continued
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Mid Cap Value Fund	Diversified International All Cap Fund
SAXON & CO. CLEVELAND, OH	—	—	—	25%	—

25% or Greater Ownership — Continued
Shareholder Name	International Core Fund	International Fund	International Small Cap Fund	Large Cap Value Fund	Mid Cap Fund	International Compounders Fund	Small Cap Growth Fund
LPL FINANCIAL SAN DIEGO, CA	—	—	—	—	27%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	71%	—	—	—	—
PERSHING LLC JERSEY CITY, NJ	33%	—	—	—	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	29%	—	29%	45%	—	30%
C/O BESSEMER TRUST CO WOODBRIDGE, NJ	—	—	—	—	—	51%	—
C/O ID OAKS, PA	—	—	—	—	—	31%	—
To the extent these shareholders have and exercise voting power with respect to shares of the Funds, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the  respective  Fund and/or the Trust generally.

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of January 31, 2025.
5% or Greater Ownership – Institutional Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Core Plus Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	35%	14%	8%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	22%	7%	49%	19%
JOINT TENANTS ACCOUNT SHAREHOLDER HINSDALE, IL	—	8%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	—	24%	16%
PERSHING LLC JERSEY CITY, NJ	—	7%	—	5%
RAYMOND JAMES SAINT PETERSBURG, FL	—	—	—	13%
SPECIAL CUSTODY ACCOUNT FOR THE WEEHAWKEN, NJ	—	7%	—	—
LPL FINANCIAL SAN DIEGO, CA	6%	—	7%	6%
WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO	—	—	—	6%

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	International Compounders Fund	Diversified International All Cap Fund	International Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	31%	26%	—
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	20%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	15%	24%
JOHN HANCOCK TRUST COMPANY LLC BOSTON, MA	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	28%	30%
PERSHING LLC JERSEY CITY, NJ	12%	—	—
RELIANCE TRUST CO FBO ATLANTA, GA	—	12%	—

5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	International Core Fund	International Small Cap Fund	Large Cap Value Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	25%	55%	22%
LPL FINANCIAL SAN DIEGO, CA	12%	17%	17%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	12%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	15%	15%	19%
RBC CAPITAL MARKETS LLC MINNEAPOLIS, MN	—	—	9%
SPRINGTRUST 3 OLNEY, MD	6%	—	—
PERSHING LLC JERSEY CITY, NJ	36%	8%	—

5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	14%	—	—	—
J.P. MORGAN SECURITIES LLC BROOKLYN, NY	7%	—	—	—
CAPINCO MILWAUKEE, WI	12%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	24%	15%	23%
JOHN HANCOCK LIFE INSURANCE COMPANY BOSTON, MA	—	9%	—	—
LPL FINANCIAL SAN DIEGO, CA	51%	—	8%	27%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	5%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	8%	20%	36%	12%
UBATCO & CO LINCOLN, NE	—	—	8%	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	6%	7%	10%

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Institutional Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
C/O FASCORE LLC GREENWOOD VILLAGE, CO	—	10%	—	5%
RAYMOND JAMES SAINT PETERSBURG, FL	—	6%	—	—

5% or Greater Ownership – Administrative Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Plus Fund	Diversified International All Cap Fund
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS, MN	—	—	7%	—
ASCENSUS TRUST COMPANY FBO FARGO, ND	6%	—	8%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	6%	—	15%	—
C/O PACIFIC PREMIER TRUST OAKS, PA	—	100%	6%	—
EMPOWER TRUST FBO GREENWOOD VILLAGE, CO	15%	—	—	—
FIIOC COVINGTON, KY	14%	—	—	—
JOHN HANCOCK TRUST COMPANY LLC BOSTON, MA	7%	—	—	—
MATC FBO GREECE COIN & STAMP INC. PITTSBURGH, PA	9%	—	9%	—
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	—	—	7%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	15%	—	—	—
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	—	—	13%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	13%	—	11%	100%
PERSHING LLC JERSEY CITY, NJ	—	—	8%	—
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	9%	—

5% or Greater Ownership – Administrative Class — Continued
Shareholder Name	International Fund	International Small Cap Fund
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	26%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	100%
RELIANCE TRUST CO TTEE BOSTON, MA	13%	—
MATC FBO GREECE COIN & STAMP INC. PITTSBURGH, PA	6%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	18%	—
TIAA TRUST, N.A. AS CUST/TTEE CHARLOTTE, NC	10%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Administrative Class — Continued
Shareholder Name	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	—	42%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18%	—	—	21%
FIIOC COVINGTON, KY	—	20%	—	5%
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	—	5%
MATC FBO GREECE COIN & STAMP INC. PITTSBURGH, PA	—	10%	7%	12%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	36%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24%	20%	41%	24%
STIFEL NICOLAUS & CO INC SAINT LOUIS, MO	11%	—	—	—
EMPOWER TRUST FBO GREENWOOD VILLAGE, CO	9%	—	—	—
MATRIX TRUST COMPANY AS AGENT FOR PHOENIX, AZ	33%	5%	—	29%

5% or Greater Ownership – Investor Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	International Compounders Fund	Diversified International All Cap Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33%	87%	15%	98%
C/O MISSIONSQUARE RETIREMENT WASHINGTON, DC	—	—	18%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	8%	—
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	10%	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	26%	—	22%	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	8%	—
PERSHING LLC JERSEY CITY, NJ	—	7%	—	—

5% or Greater Ownership – Investor Class — Continued
Shareholder Name	International Fund	International Core Fund	International Small Cap Fund	Large Cap Value Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	36%	95%	80%	37%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	6%
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	8%	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	34%	—	—	34%
VANGUARD BROKERAGE SERVICES VALLEY FORGE, PA	—	—	9%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Investor Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	63%	26%	64%	37%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	5%	—	7%
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	13%	13%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	31%	17%	26%
PERSHING LLC JERSEY CITY, NJ	6%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	—	9%
LPL FINANCIAL SAN DIEGO, CA	—	—	—	5%
ASCENSUS TRUST COMPANY FBO FARGO, ND	5%	—	—	—

5% or Greater Ownership – Retirement Class
Shareholder Name	Capital Appreciation Fund	Convertible Securities Fund	Core Bond Fund	Core Plus Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	26%	7%
BAND & CO C/O US BANK NA MILWAUKEE, WI	—	—	6%	—
CAPINCO MILWAUKEE, WI	—	—	8%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	9%	—	42%	—
C/O FASCORE LLC GREENWOOD VILLAGE, CO	9%	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	93%	—	—
ING NATIONAL TRUST WINDSOR, CT	—	—	—	47%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	35%	7%	5%	28%

5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	International Compounders Fund	Diversified International All Cap Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	31%	9%
CAPINCO MILWAUKEE, WI	—	7%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	7%
C/O BESSEMER TRUST CO WOODBRIDGE, NH	63%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6%	41%
RELIANCE TRUST CO FBO ATLANTA, PA	—	6%

Organization and Capitalization

5% or Greater Ownership
of Share Class —
Continued
5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	International Core Fund	International Fund	International Small Cap Fund	Large Cap Value Fund
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	9%	—	29%
ASCENSUS TRUST COMPANY FBO FARGO, ND	20%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	85%	17%
C/O FASCORE LLC GREENWOOD VILLAGE, CO	—	11%	—	—
DISTRICT OF COLUMBIA 401A DEF CONTR WASHINGTON, DC	—	9%	—	—
EDWARD D JONES & CO SAINT LOUIS, MO	—	14%	—	—
MERRIL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	10%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	65%	22%	—	34%
SAXON & CO CLEVELAND, OH	—	—	9%	9%

5% or Greater Ownership – Retirement Class — Continued
Shareholder Name	Mid Cap Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	—	—	7%	—
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	5%	6%
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	—	26%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	—	10%
C/O FASCORE LLC GREENWOOD VILLAGE, CO	—	—	—	6%
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	10%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	14%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	89%	10%	23%	19%
SAXON & CO. CLEVELAND, OH	—	85%	—	—
VOYA INSTITUTIONAL TRUST COMPANY WINDSOR, CT	—	—	9%	—
ZIONS FIRST NATIONAL BANK SALT LAKE CTY, UT	—	—	—	24%

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company (the “Custodian”) has been retained to act as custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds as of and for the period ended October 31, 2024, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

Appendix a – Proxy Voting

Certain of the Subadvisors’ proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

Acadian Asset Management LLC
POLICY
Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.
Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.
Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.
Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
PROCEDURES
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.
In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.
Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.
Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

Appendix a – Proxy Voting

Acadian Asset
Management LLC —
Continued
Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.
Voting Process
Acadian’s Head of Core Strategies Securities Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.
After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.
Proxy Voting Record
Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Aristotle Capital Management, LLC
INTRODUCTION
Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.
PROXY VOTING POLICIES AND PROCEDURES
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

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Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
VOTING GUIDELINES
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
Corporate Governance
Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to limit directors’ liability and broaden directors’ indemnification rights.
Aristotle expects to generally vote against proposals to: 1) adopt or continue the use of a classified board structure; and 2) add special interest directors to the board of directors (e.g. efforts to expand the board of directors to control the outcome of a particular decision).
Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) adopt confidential voting and independent tabulation of voting results; and 2) require shareholder approval of poison pills.
Aristotle expects to generally vote against proposals to: 1) adopt super-majority voting requirements; and 2) unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
Anti-Takeover Measures, Corporate Restructurings and Similar Maters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover); 2) Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and 3) Require shareholder approval of “poison pills.”
Aristotle expects to generally vote against proposals to: 1) Adopt classified boards of directors; 2) Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and 3) Require a company to consider the non-financial effects of mergers or acquisitions.
Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to eliminate preemptive rights.

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Compensation
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: 1) require shareholders approval of golden parachutes; and 2) adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
Aristotle expects to generally vote against proposals to adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.
Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
Conflicts
In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps: (a) vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Capital’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and (b) for other matters, contact the client for instructions with respect to how to vote the proxy.
Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
Recordkeeping
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place: (i) a copy of this policy; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and (v) records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
Proxy Voting for Accounts Subject to ERISA
Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

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“Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.”
DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2
DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

BlueCove Limited
PROXY VOTING POLICY
Proxy Voting Policy: This Policy (“the Policy”) sets out BlueCove’s (“the Firm”) approach to proxy voting.
Ownership and Accountability: The Firm’s Head of Compliance is responsible for the design of this Policy. The Firm’s Head of Compliance will ensure that this Policy is reviewed not less than annually.
Proxy Voting Explained: In its capacity as an investment manager, the Firm may have authority to vote as a proxy on behalf of client funds, and managed or segregated accounts. The Firm will vote proxies in the best interests of clients. This Policy acknowledges that from time to time refraining from voting may be in the best interests of clients. The Head of Portfolio Management is responsible for monitoring for situations that require a proxy vote.
Maintenance of Records: The Compliance Team will maintain a record of any proxy voting situations that may occur. The records will include the decision of how the Firm voted and supporting documentation. This Policy and the records of any proxy votes carried out by the Firm will be available to clients upon request.
Resolution of Conflicts of Interest: The Firm is privately owned and, other than a wholly owned subsidiary in the United States, has no affiliations with any other company or entity. The subsidiary in the United States does not and is not anticipated to manage investments distinct from those investments managed by the UK parent. The Firm does not hold or manage any proprietary funds or investments. As such, the Firm does not anticipate that it will find itself in conflict with client funds when considering a proxy vote. However, should the Firm ever find itself in conflict with the interests of a client, the Firm’s interests will be subordinate to the interests of the client.
It is also possible that various client funds or portfolios may find themselves in conflict in the context of a proxy vote. Should there be a situation in which client Fund A is in conflict with client Fund B, then the manager will consider the relative number of relevant shares or bonds held by Fund A and B and will vote in favour of the Fund which has the proportionally largest position in the relevant shares or bonds in terms of the NAV of the relevant client fund. For example, if Fund A has 50,000 of XYZ bonds which constitute 1% of Fund A’s NAV, and Fund B has 20,000 of XYZ bonds which constitute 10% of Fund B’s NAV, then the Firm will vote in favour of Fund B. Should multiple client funds find themselves in conflict, then the Firm will vote in favour of the client fund with the biggest proportionate position.
Should Fund A and B have the same proportionate position to two decimal places in the relevant shares or bonds, then the Firm will refrain from voting the position.

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Exceptions from this Policy: Exceptions from this Policy may be granted by way of the written approval of the Firm’s CIO. Any exceptions and supporting documentation will be recorded by the Compliance Team.
Approval: This Policy was most recently reviewed and approved by the Board on 27 June 2024.

C WorldWide Asset Management Fondsmaeglerselskab A/S
Engagement and Proxy Voting Policy of the C WorldWide Group
This engagement and proxy voting policy applies to the affiliates of the C WorldWide Group listed in Annex A.
This policy applies to the group’s investments in listed companies on behalf of clients and investors in funds managed by the group. This policy applies to proxy voting where authorisation to exercise voting rights is provided by clients or investors.
This policy complies with article 3g of Directive (EU) 2017/828 as regards to the encouragement of long-term shareholder engagement and Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940 and relevant SEC and SEC Staff Guidance.
Fiduciary Responsibilities
We have a fiduciary responsibility to our clients and investors to act in their best interests. We generally believe that it is in the best interest of our clients and investors to invest in companies that are committed to generating long-term sustainable returns for its shareholders and where we can further enhance this long-term value creation through active ownership.
Consistent with our fiduciary duty, we have written policies and procedures for proxy voting, agree voting parameters with clients, identify and disclose conflicts of interest in the proxy voting process and have clear means to address (mitigate) these. We consider all relevant information and material risks in investment analysis and the proxy decision making and voting process, monitor activities and review these activities not less than annually to ensure that they are adequate and effective.
As active long-term investors, active ownership is an integral part of our investment process. It is anchored directly with our portfolio management teams and is fully integrated in our investment processes including research, stock selection and portfolio construction as well as risk management. This is consistent with our fiduciary duty to consider all relevant information and material risks in investment analysis and the portfolio decision making process.
Our active ownership practices include:
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Direct engagement with investee companies
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Collective engagements through external service provider
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Proxy voting
Direct Engagement
Direct Engagement with investee companies is anchored with and implemented by the portfolio management teams directly and is fully integrated in our overall investment process. This approach is core to our stewardship responsibilities since we firmly believe it enhances the quality of engagement and ensures that material factors are carefully considered.
Engagement efforts do not begin or end with the purchase of a company’s stock. Our engagement with investee companies is continuous, meaning that our approach and corporate dialogue is longer-term, supported by ongoing monitoring.
The decision to engage an investee company in relation to a specific matter and the method of engagement is made based on a proportionality consideration of a number of factors, including but not limited to:
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size of the shareholding in the investee company, and thereby the potential impact to influence change
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materiality of the matter
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reliability of data
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possibility of effecting the behavior of the investee company
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resources required to conduct any direct engagement.
We engage with management, other executive staff, heads of divisions, and board members of investee the companies either directly through meetings, calls or written communication.
Collective Engagement

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In addition to our direct engagements, we engage collectively with other investors through a third-party engagement service provider with global coverage. This approach gives us access to highly qualified specialists with a strong knowledge and a network that can be leveraged in the ongoing engagement with the investee companies on key issues, including sustainability issues such as human rights, labour rights, environmental issues, and business ethics. Collective engagements are typically initiated based on incidents, meaning the investee company has breached or has good indication of being about to breach international norms or conventions. In special cases we will also communicate or cooperate directly with other stakeholders in the investee companies to engage collectively.
Both direct and collective engagements with investee companies are documented to ensure that we comply fully with applicable laws, rules and regulations.
Proxy Voting
We monitor all general meetings of investee companies and exercise voting rights in investee companies.
We exercise voting rights in accordance with agreed parameters. In general, and in a manner to discharge our fiduciary duties and avoid or address properly conflicts of interest, we will vote in favour of proposals which we believe will benefit long-term sustainable returns to shareholders. Alternatively, we will vote against proposals that in our opinion will reduce long-term shareholder value.
Our votes are generally aligned across the various strategies we manage. In case of discrepancies between the views of two or more portfolio management teams on how to vote on a proposal, the issue will be discussed, and a final unanimous voting decision will be agreed by the relevant portfolio management teams. If the investors in the relevant strategies have different interests in the proposal the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
Before an agreement is reached with a client, we will ensure that we have a reasonable understanding of the client’s objectives, that such objectives are documented and that the voting parameters set out in this Active Ownership Policy are in accordance with such objectives and have been agreed to by the client. If a client gives us specific instructions on a proxy, we will follow them.
In order to improve the quality and the breadth of our voting decisions, we have partnered with a leading proxy voting service provider with global coverage. In practice this means that we receive notice of all ballots in the investee companies, as well as research and voting recommendations reflecting our voting policy from the proxy voting service provider. We utilise proxy voting to emphasise the topics discussed with the investee companies in our ongoing engagement with them and to vote on material issues important to the governance of the investee companies.
Our key focus areas for voting include but are not limited to:
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minority shareholder items
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remuneration structures
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increased disclosure and transparency
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material sustainability related topics
Our proxy voting procedures incorporate the recommendations received from the proxy voting service provider. We will as a general rule vote in line with these recommendations. However, the portfolio managers may occasionally disagree with the voting recommendations if they are not aligned with the portfolio managers’ in-depth knowledge of an investee company and its management.
In addition to input from our proxy voting provider, our voting decisions incorporate our own company analysis and research, external sell-side research and analytical input from our external engagement research service provider.
In addition to exercising voting rights, we exercise other rights attached to shares in investee companies in the best interest of our clients and investors.
Information on how we voted with respect to the securities of a client is made available to such clients by request
Monitoring
Investee companies are continuously monitored on relevant matters, including strategy and financial and non-financial performance. Monitoring allows us to track progress in investee companies and assess companies within and across sectors and to ensure that these policies and procedures are being followed.
Escalation Process

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In certain cases, we may experience that our engagement efforts do not result in the required progress or changes that was the engagement objective. In such cases, voting is an escalation method to indicate to the investee company the direction, we would like to see. If we for a longer period of time continue to experience resistance from the investee company, we may decide to divest. However, divestment is seen as a last resort as we would rather engage with the objective to make progress than leave the investee company.
Conflicts of Interests
Conflicts of interest may potentially occur in relation to our investments in investee companies owned or managed by our stakeholders (shareholders, members of management etc.). In order to manage such potential conflicts, there is no involvement of such stakeholders in our investment processes, and we do not invest in IPOs initiated by our shareholders.
If investors in two or more strategies have different interests in a proposal in an investee company the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
We disclose conflicts of interests that cannot be avoided and entail a risk to a client or investor and the steps taken to mitigate those risks.
Public disclosure
On an annual basis, we publicly disclose on our website how the Engagement and Proxy Voting Policy has been implemented, including a general description of voting behaviour, an explanation of the most significant votes and the use of the services of proxy advisors. The annual disclosure includes information on significant engagements and how we have cast votes in the general meetings of investee companies. Such disclosure may exclude votes that are insignificant due to the subject matter of the vote or the size of the holding in the investee company.
Application, Monitoring and Review of Policy
We monitor proxy activity to ensure that this policy and our proxy voting procedures are being followed.
This policy applies as of 5 September 2024 and is reviewed as a minimum on an annual basis.
As adopted by the Board of Directors on 5 September 2024.
Annex A
C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Fund Management S.A.

Cedar Street Asset Management LLC
PROXY VOTING POLICY
Cedar Street frequently invests a material portion of the Funds’ capital in equity securities. As a registered investment adviser, the Firm owes its Investors a duty of care, loyalty and respect with regards to proxy voting activities conducted on behalf the Funds and Clients. In addition, as a fiduciary and a registered investment advisor, Cedar Street is required to vote (or abstain) proxies in a manner that is consistent with the best interests of the Firm’s Investors. Cedar Street will make these policies and procedures available to our Investors upon request. Also, we acknowledge that our Investors have a right to information about how we vote Fund proxies and we will also make that information available upon request.
What is the requirement?
In addition to voting in the best interests of their investors, SEC registered investment advisers must keep a record of all proxies received, the manner in which they voted and any documentation that was material to their decision to vote a particular way. Additionally, each registered adviser must have a policy and procedure that is designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients. As a further point, registered advisers must also deliver their proxy voting log to any client upon their request.
How do we comply?
The CCO will ensure that the Firm retains the following records in connection with proxies:
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The name of the issuer of the portfolio security;
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The exchange ticker symbol of the portfolio security;
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The Council on Uniform Securities Identification Procedures (“CUSIP”) number
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for the portfolio security;
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The date the proxy was received and reviewed by Cedar Street;
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The date of the shareholder meeting date of the portfolio company;

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Whether Cedar Street cast its vote on the matter;
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How Cedar Street cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
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Whether the registrant cast its vote for or against management.
Prior to voting proxies, Cedar Street will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Cedar Street will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not. Cedar Street will proceed to vote proxies without material conflicts by majority. Cedar Street also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third party when it is determined to be in the best interests of its Clients.
In voting proxies in the best interest of its Clients, Cedar Street will consider the specific strategy surrounding the equity investment. It will then apply the following proxy voting procedures:
Proxy Voting Procedures: The Firm’s Head of Trading and Operations or their designee including a third-party shareholder service provider, reviews proxy ballots and generally votes in accordance with the research recommendations of a major third-party institutional shareholder service provider that is an outsourced independent third party. If the Firm is no longer in a position in a particular security, the Firm will abstain from voting on that security.
Identification of Material Conflicts of Interest: As the Firm is utilizing a third-party shareholder service provider’s researched recommendations, any potential conflict has generally been mitigated. To the extent that the Firm wishes to vote contrary to a third-party shareholder service provider’s recommendations, it is understood that conflicts may arise, and conflicts of interest shall be reviewed prior to casting the Firm’s vote. Access Persons and Employees of Cedar Street are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities and records of Outside Business Activities as defined in the Firm’s Code of Ethics and relationships with officers and directors of publicly traded companies as defined in the Firm’s Code of Ethics. Additionally, both the Firm’s business arrangements and the business and personal relationships of Employees and Access Persons each have the potential to result in proxy voting conflicts of interest under certain circumstances.
As stated above, Access Persons and Employees are required to disclose any business arrangements or personal relationships or other relationships that have the potential to create proxy voting conflicts. In the event that any Employee or Access Person of the Firm becomes aware of the potential for a proxy voting conflict of interest, such Employee or Access Person is required to report such potential conflict to the CCO immediately. Failure to appropriately report information to the CCO that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of Firm policy and may result in disciplinary action up to and including termination of employment.
The Firm’s CCO, or their designee will monitor third party shareholder service provider’s due diligence statements, regarding material conflicts of interest identified by each such third party shareholder service providing proxy research recommendations. No less than annually, the Firm’s CCO, or their designee will pull each third party shareholder service provider’s due diligence questionnaire, Form ADV (where applicable), and any additional disclosure documents that may be applicable to conflicts of interest disclosed by each third party shareholder service provider utilized. Where necessary, the Firm’s CCO, or their designee, will reach out to the third party shareholder service provider’s compliance department to further clarify potential conflicts of interest.
Conflicts identified by any such disclosure may cause the Firm to vote proxies in a manner that is inconsistent with such third party shareholder service provider’s recommendation. In such instances where a conflict of interest has been identified between the Firm and a third party shareholder service provider proxy research recommendations, the Firm will vote based on the best interest of each Client, as identified in this proxy policy.
Third Party Shareholder Service Provider Due Diligence
On not less than an annual basis, the Firm’s CCO, or their designee, shall review the policies and procedures, reputation, and news involving each shareholder service provider’s ability to provide the Firm with accurate research. The CCO, or their designee’s evaluation of each shareholder service provider may include but is not limited to:
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Departure of key stake holders, including executives, in the company;
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Conflicts of interest that may influence the objective nature of research provided;
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Affiliations that may affect the objective nature of research provided;
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Active, pending or potential litigation ;

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Enforcement actions by any administrative entity; and
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Reputation including negative press.
The Firm’s CCO will take into consideration the overall ability of each shareholder service provider’s ability to provide ongoing research support.
Distribution of Proxy Voting Conflicts Questionnaire: If a proxy is received by the Firm, it must be delivered to the Firm’s CCO for review. The CCO is responsible for review of the Firm’s records that may constitute material conflicts of interest as described above. Following the review of the Firm’s records, at her discretion, the CCO may also distribute a questionnaire to all Access Persons and Employees indicating that a proxy related to a particular issue is in the Firm’s possession. Access Persons and Employees will have a prescribed period of time in which to report any additional potential conflicts of which they are aware prior to the Firm returning a proxy vote. Following the CCO’s review for conflicts and the distribution of the proxy conflict check notice, if no material conflicts of interest are noted, the Firm’s Head of Trading and Operations or designee will cast the proxy vote in a manner that is consistent with the best interests of the Firm’s Investors and provide a copy of such vote to the Firm’s CCO for appropriate recordkeeping.
Resolution of Material Conflicts of Interest: In the event that the review of Firm records or the proxy voting conflict questionnaire distribution or other records provided to the CCO indicate the presence or the potential presence of a material conflict of interest between the Firm and its Clients, a shareholder’s representative elected by the vote of the Client may be consulted in order to assess the appropriateness of the Firm’s vote on behalf of the Client. In the case of an individual Client, such Client may be individually consulted in order to assess the appropriateness of the Firm’s vote on behalf of such Client.
The Client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must also be informed of the potential conflict of interest in great detail, providing any and all information related to the conflict that is necessary to understand the nature of such conflict. Additionally, any further information requested by the shareholder’s representative or the Client related to the vote or the Firm’s conflict of interest must be provided directly to the shareholder’s representative or Client directly by the CCO.
In the event that Cedar Street does not vote in accordance with the research recommendations of a major third-party institutional shareholder service provider, and in the absence of specific voting guidelines from a Client, or shareholder’s representative, where applicable, Cedar Street will resolve material conflicts of interest by either abstention from voting such proxies, or voting such proxies in the best interests of each Client according to, but not limited to, the following factors:
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whether the proposal relates to a routine corporate housekeeping matter;
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whether the proposal’s anticipated costs and associated benefits with the
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proposal are in the best interests of the Client;
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whether the proposal was recommended by management and Cedar Street’s opinion of management;
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whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer’s board or implicates other corporate governance matters; and
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whether the proposal fairly compensates management for past and future performance, including the impact on liquidity if any.
Such factors may result in different voting results among Clients for proxies from the same issuer. Cedar Street will promptly forward any claim forms it receives to the Client’s custodian and provide reasonable assistance to the extent necessary (e.g. provide factual information in its possession as reasonably requested).

EARNEST Partners LLC
PROXY POLICIES
As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.

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In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
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While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
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The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
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The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
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All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
PROXY PROCEDURES
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above, the Adviser’s Proxy Voting Guidelines (currently obtained from Institutional Shareholder Services (ISS)) and the different categories of Clients, as determined by the Adviser. Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Income Research + Management
PROXY VOTING POLICY
Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.
Statement of Policy
The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.
It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities he ld in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR&M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.

Appendix a – Proxy Voting

Income Research +
Management — Continued
Who is Responsible for Implementing this Policy?
The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).
Procedures to Implement this Policy
Client Disclosure
The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.
In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.
Administration
In implementing these procedures, IR+M will ensure:
■
The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
■
Voting responsibility between IR+M and the client is clear in the investment management agreement.
■
Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.
■
Our clients may obtain a copy of the Proxy Policy upon request.
Maintaining Records
IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.
Guidelines
If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.
Conflicts of Interest
A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and to ensure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Management Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted. In the event such a conflict of interest still cannot be mitigated, IR+M may seek out an independent fiduciary to vote the proxy.
Effective: October 2023

Jennison Associates, LLC
I.POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
II.PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals:
■
A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials.
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.

Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.
III.INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures
■
Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes
■
Review all Guideline overrides
■
Review quarterly voting metrics and analysis published by the Proxy Team
■
Review accuracy of the application of Custom Guidelines
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review: Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

LSV Asset Management
Proxy Voting
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client.  If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy.  In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems.  If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client.  In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.

Appendix a – Proxy Voting

LSV Asset Management —
Continued
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results.  LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”).  LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise.  GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis.  Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC’s standard Benchmark Policy guidelines for applicable markets, as updated from time to time, which can be found at https://www.glasslewis.com/voting-policies-current.  Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time.  The climate guidelines also may be found at https://www.glasslewis.com/voting-policies-current, and may be obtained from LSV and applied to existing clients’ accounts upon request.  LSV describes available GLC guidelines to clients on at least an annual basis.  Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.  GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value.  LSV believes that GLC’s guidelines \are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients.  Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest.  In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation.  Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines.  Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”).  There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.  It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information.  In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations.  Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate.  LSV’s pre-populated votes would then also be automatically updated.  GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines.  In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures.  As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and those of its clients, or between clients’ interests due to each client’s objectives.  In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines.  A written record will be maintained explaining the reasoning for the vote recommendation.  LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations.  For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.  Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients’ decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.

Appendix a – Proxy Voting

LSV Asset Management —
Continued
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request.  In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1. Copies of its proxy voting policies and procedures.
2. A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4. A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5. A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014.  GLC is also a signatory to the PRI.  The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making.  The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
 Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives.  GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets.  In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations.  Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.  Further, LSV is able to offer, to interested clients upon request, GLC’s Corporate-Governance focused or ESG-focused guidelines that include an additional level of analysis respectively in favor of boards’ determinations of corporate policies, or widely-accepted enhanced ESG practices.

Marathon Asset Management Limited
GENERAL
Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so and if permitted under a client’s IMA/IAA.
A Proxy Voting Dashboard is available on the Marathon Asset Management website showing our vote history with a 180-day lag. Marathon has also been a member of the Principles for Responsible Investment since January 2019. Separately, the firm is a signatory to the UK Stewardship Code by the UK’s Financial Reporting Council. Marathon is also a signatory to the Japanese Stewardship Code.

Appendix a – Proxy Voting

Marathon Asset
Management Limited —
Continued
PROXY ADVISORS
In order to facilitate the proxy voting process, Marathon Asset Management has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS are an independent proxy advisor firm who specialize in providing a variety of fiduciary-level proxy advisory and voting services.
ISS also assist the firm by developing and updating their own set of guidelines which are incorporated into our guidelines by reference. They provide research and analysis on stock within all of Marathon’s portfolios, they will vote the ballots through their online portal and will give recommendations based on each agenda item compiled by their analysts in each region.
Marathon does not automatically accept the pre-populated responses input by ISS, nor automatically submits the clients’ votes. Instead, all proxy events & supporting documentation (including internal research) are reviewed by the relevant portfolio manager(s)/analyst(s) for their consideration. Each PM has the option to accept the ISS recommendation, or to vote against the rationale provided by ISS. In these cases, a written explanation on the reasons to vote against the recommendation will be retained. This will include any new information filed by an issuer that may impact their decision. Typically, Marathon aims to submit a response at the date of the earliest custodian date (not ISS date, which can be later). If it becomes apparent that new information is about to be filed by an issuer that could have a significant bearing on the proxy voting decision, the team responsible for submitting Marathon’s response would be asked to reach out to the relevant custodian to discuss delaying submission.
Written confirmation of the portfolio managers’ decision with regards to a proxy voting matter is received in writing by the relevant team, prior to submission via the ISS platform. In extremis, if matters materially altered as a result of information released by the issuer and Marathon had already filed, the relevant team would look to re-submit, talking to custodians as needed.
Where possible, all agenda items will be voted on a case-by-case basis with no pre-defined policy on how to vote certain events with PMs following any pre-defined client instructions accordingly. Marathon may engage with clients where voting authority has been retained by the client in order to discuss Marathon’s view on a matter.
Separately, on any contentious issue Marathon may also look to contact clients to ensure their respective custodian recalls and restrict any stock on loan to enable all share to be voted. Note: Marathon’s overriding objective when investing or voting proxies is to achieve economic benefit for our clients within their agreed risk parameters. Portfolio Managers will expressly prioritize these economic aims over unrelated objectives which would lead them either to sacrifice investment return or take on additional investment risk to promote non-pecuniary goals.
The decision by Marathon to retain ISS is reviewed each year with input from investment managers, compliance and the proxy voting team. This review precedes the annual service review.
PROXY VOTING PROCESS
In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing.
Marathon’s proxy team have access to the ISS web platform where ballots are collated from each custodian and linked to the appropriate meeting. These meetings are monitored and recorded in a central spreadsheet. Once the research has been updated, it will be sent to the Investment Manager to solicit their response by the stated deadline. From time to time, proxy votes will be solicited which involves special circumstances and require additional research and discussion. Any additional discussion may be conducted as soon as practical and with best endeavors before the ballot deadlines.
ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians; this reporting is available to clients on request. Marathon’s voting history is also published on its website 180 days after the meeting.
There may, from time to time, be instances when votes cast by Marathon on a client’s behalf are rejected. This could be for various reasons outside of Marathon’s control; including missing documentation that needs to be provided by the beneficial owner. E.g., There are some countries that require Power of Attorney documentation which authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. On a best efforts’ basis, Marathon requests custodians to provide a list of missing POAs for each of our clients on an annual basis to avoid these issues.
Quarterly checks are also completed across different markets and mandates to ensure ballots are being received from the custodian. Quarterly checks on voting will also be conducted by Risk to ensure accuracy and to flag any concerns or breaches to this policy.

Appendix a – Proxy Voting

Marathon Asset
Management Limited —
Continued
SPECIAL CIRCUMSTANCES
Marathon considers their ability to engage with management of companies in which it invests carefully but also considers the right to be able to call a special meeting an important stewardship tool. As such, Marathon may from time to time, either independently or in collaboration with other shareholders call for special meetings.
CONFLICTS OF INTEREST
Occasions may arise during the voting process where a potential conflict of interest could arise. Such conflicts could include: (i) where portfolio managers have opposing views in connection with voting shares of a company they are both invested in; (ii) where Marathon has a separate material relationship with, or is soliciting business from, a company lobbying for proxies; or (iii) where a personal relationship exists, such as where a friend or relation is serving as a director of a company soliciting proxies.
A conflict could also exist if a material business relationship exists with a proponent or opponent of a particular initiative. Where Marathon identifies a material conflict of interest, the team involved will raise the matter with Compliance. Such reporting will include full details of the issue including why the conflict is deemed material with confirmation how the proxy vote is to be undertaken in the best interests of all clients thereby helping to mitigate any conflict identified.

Westfield Capital Management Company, L.P.
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
• oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
• ensure required proxy records are retained according to applicable rules and regulations and internal policy;
• distribute proxy reports prepared by the vendor for internal and external requests;
• review the proxy policy and voting guidelines at least annually; and
• identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. In adherence to SEC’s amendment to Form N-PX, effective July 1, 2024, Westfield is required to disclose all say-on-pay votes on an annual basis.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
• company name
• meeting agenda
• how the account voted on each agenda item
• how management recommended the vote to be cast on each agenda item
• rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
• a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
• electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
• records of each vote cast for each client;
• documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
• written reports to clients on proxy voting and all client requests for information and Westfield’s response;
• disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

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